SCHEDULE 14A INFORMATION

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MISONIX, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

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MISONIX, INC.

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NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

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Tuesday, December 4, 2012

To the Shareholders of

MISONIX, INC.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the “Annual Meeting”) of MISONIX, INC., a New York corporation (the “Company”), will be held at the Company’s Corporate Office, 1938 New Highway, Farmingdale, NY 11735 on Tuesday, December 4, 2012 at 10:00 a.m., or at any adjournment thereof, for the following purposes:

1.	To elect six Directors to the Board of Directors;

2.	To consider and vote upon approval of the 2012 Employee Equity Incentive Plan covering an aggregate of 500,000 shares of the Company’s common stock, par value $.01 per share (“Common Stock”);

3.	To consider and vote upon approval of the 2012 Non-Employee Director Stock Option Plan covering an aggregate of 200,000 shares of Common Stock;

4.	To ratify the selection of Grant Thornton LLP as the Company’s independent registered public accounting firm; and

5.	To consider and act upon such other business as may properly come before the Annual Meeting or any adjournment thereof.

The above matters are set forth in the Proxy Statement attached to this Notice to which your attention is directed.

Only shareholders of record on the books of the Company at the close of business on October 25, 2012 will be entitled to vote at the Annual Meeting or at any adjournment thereof. You are requested to sign, date and return the enclosed Proxy at your earliest convenience in order that your shares may be voted for you as specified.

By Order of the Board of Directors,

RICHARD ZAREMBA
Secretary

Important Notice Regarding Internet Availability of Proxy Materials

for the Annual Meeting to Be Held on December 4, 2012:

The proxy materials for the Annual Meeting, including the Annual Report and the Proxy Statement, are available at http://www.cstproxy.com/mson/2012.

MISONIX, INC.

1938 New Highway

Farmingdale, New York 11735

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PROXY STATEMENT

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ANNUAL MEETING OF SHAREHOLDERS

Tuesday, December 4, 2012

The Annual Meeting of Shareholders (the “Annual Meeting”) of MISONIX, INC. (the “Company”) will be held on Tuesday, December 4, 2012, at the Company’s Corporate Office, 1938 New Highway, Farmingdale, NY 11735, at 10:00 a.m. for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders. The enclosed Proxy is solicited by and on behalf of the Board of Directors of the Company (“Board of Directors” or “Board”) for use at the Annual Meeting to be held on Tuesday, December 4, 2012, and at any adjournments of such Meeting. The approximate date on which this Proxy Statement and the enclosed Proxy are being first mailed to shareholders is November 2, 2012.

If a Proxy in the accompanying form is duly executed and returned, the shares represented by such Proxy will be voted as specified. In the absence of such directions, the Proxy will be voted in accordance with the recommendations of management. Any person executing a Proxy may revoke it prior to its exercise either by letter directed to the Company or in person at the Annual Meeting.

Voting Rights

On October 25, 2012 (the “Record Date”), the Company had outstanding 7,010,110 shares of its only class of voting securities, namely common stock, $.01 par value per share (the “Common Stock”). Shareholders are entitled to one vote for each share registered in their names at the close of business on the Record Date. The affirmative vote of a plurality of the votes cast at the Annual Meeting is required for the election of Directors. The affirmative vote of a majority of the votes cast at the Annual Meeting is required for the approval of the 2012 Employee Equity Incentive Plan, for the approval of the 2012 Non-Employee Director Stock Option Plan and for the ratification of the selection of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accountant firm. On all other matters which may come before the Annual Meeting, the affirmative vote of a majority of the votes cast at the Annual Meeting is required. For purposes of determining whether proposals have received a majority vote, abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a Proxy (“broker non-votes”), those votes will not be included in the vote totals. Therefore, abstentions and broker non-votes will be counted in the determination of a quorum and will have no effect on the vote for the election of Directors, approval of the 2012 Employee Equity Incentive Plan, approval of the 2012 Non-Employee Director Stock Option Plan or the ratification of the selection of Grant Thornton as the Company’s independent registered public accounting firm. Unless contrary instructions are given, all Proxies received pursuant to this solicitation will be voted in favor of the (i) election of the nominees named in Proposal One, (ii) adoption of the 2012 Employee Equity Incentive Plan, (iii) adoption of the 2012 Non-Employee Director Option Plan and (iv) ratification of the selection of Grant Thornton.

Under the New York Business Corporation Law, shareholders are not entitled to dissenters’ rights with respect to the proposals set forth in this Proxy Statement.

SECURITY OWNERSHIP

The following table sets forth as of November 1, 2012, certain information with regard to the ownership of the Company’s Common Stock by (i) each beneficial owner of more than 5% of the Company’s Common Stock; (ii) each Director and nominee for Director; (iii) each executive officer named in the “Summary Compensation Table” below; and (iv) all executive officers and Directors of the Company as a group. Unless otherwise stated, the persons named in the table have sole voting and investment power with respect to all Common Stock shown as beneficially owned by them.

	Common Stock		Percent
Name and Address (1)	Beneficially Owned		of Class

Michael A. McManus, Jr.	1,011,301	(2)	13
Dimensional Fund Advisors LP	509,934		7.3
Stavros Vizirgianakis	380,100		5.4
Norman H. Pessin	365,972	(3)	5.2
Richard Zaremba	190,750	(4)	2.7
Howard Alliger	131,400	(5)	1.8
T. Guy Minetti	114,500	(6)	1.6
Thomas F. O’Neill	89,500	(7)	1.2
Michael Ryan	66,570	(8)	*
John W. Gildea	52,500	(9)	*
Charles Miner	52,500	(10)	*

All executive officers and Directors as a group (eleven people)	1,951,798	(11)	23.0%

*	Less than 1%

(1)	Except as otherwise noted, the business address of each of the named individuals in this table is c/o MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735. Dimensional Fund Advisors LP has a principal business office at 1299 Ocean Avenue, Santa Monica, CA 90401. Stavros Vizirgianakis has a business office at 1/16-18 Tennyson Street, Williamstown North, 3016, Victoria, Australia. Norman H. Pessin has a principal business office at 366 Madison Avenue, 14th Floor, New York, New York 10017.

(2)	Includes 762,500 shares which Mr. McManus has the right to acquire upon exercise of stock options which are currently exercisable.

(3)	Sandra F. Pessin, Mr. Pessin’s spouse, is listed as the beneficial owner of 94,025 of such shares in the statement on Schedule 13D filed by Mr. Pessin and Mrs. Pessin on May 24, 2012 with the Securities and Exchange Commission (the “SEC”).

(4)	Includes 158,000 shares which Mr. Zaremba has the right to acquire upon exercise of stock options which are currently exercisable.

(5)	Includes 52,500 shares which Mr. Alliger has the right to acquire upon exercise of stock options which are currently exercisable.

(6)	Includes 82,250 shares which Mr. Minetti has the right to acquire upon exercise of stock options which are currently exercisable.

(7)	Includes 82,250 shares which Mr. O’Neill has the right to acquire upon exercise of stock options which are currently exercisable.

(8)	Includes 51,570 shares which Mr. Ryan has the right to acquire upon exercise of stock options which are currently exercisable.

(9)	Includes 52,500 shares which Mr. Gildea has the right to acquire upon exercise of stock options which are currently exercisable.

(10)	Includes 52,500 shares which Dr. Miner has the right to acquire upon exercise of stock options which are currently exercisable.

(11)	Includes the shares indicated in notes (2), (4), (5), (6), (7), (8), (9) and (10).

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PROPOSAL ONE

ELECTION OF DIRECTORS

Six Directors are to be elected at the Annual Meeting. The term of each Director expires at the Annual Meeting, with Messrs. Alliger, Gildea, McManus, Miner, Minetti, and O’Neill standing for reelection for a term of one year. The following table contains information regarding all Directors and executive officers of the Company:

			Director
Name	Age	Principal Occupation	Since

John Gildea	69	Director	2004

Howard Alliger	85	Director	1971

Dr. Charles Miner III	61	Director	2005

T. Guy Minetti	61	Director	2003

Thomas F. O'Neill	66	Director	2003

Michael A. McManus, Jr.	69	Director, President and Chief Executive Officer	1998

Richard Zaremba	57	Senior Vice President, Chief Financial Officer, Secretary and Treasurer	—

Michael C. Ryan	66	Senior Vice President, Medical Division	—

Dan Voic	50	Vice President of Research and Development and Engineering	—

Ronald Manna	58	Vice President of New Product Development and Regulatory Affairs	—

Frank Napoli	55	Vice President of Operations	—

Principal Occupations and Business Experience of Directors and Executive Officers

The following is a brief account of the business experience of the Company’s Directors:

John W. Gildea is the founding principal of Gildea Management Co., a management company of special situations with middle market companies in the United States and Central Europe. From 2000 to 2003, Gildea Management Co. formed a joint venture with J.O. Hambro Capital Management Co. to manage accounts targeting high yield debt and small capitalization equities. From 1996 to 2000, Gildea Management Co. formed and founded Latona Europe, a joint venture between Latona U.S., Lazard Co. and Gildea Management Co. to restructure several Czech Republic companies. Before forming Gildea Management Co. in 1990, Mr. Gildea managed the Corporate Services Group at Donaldson, Lufkin and Jenrette, an investment banking firm. Mr. Gildea is a graduate of the University of Pittsburgh.

Mr. Gildea has extensive experience as an international investment banker and sits on the Board of several companies. The Board believes this experience qualifies him to serve as a Director.

Howard Alliger founded the Company's predecessor in 1955 and the Company was a sole proprietorship until 1960. The Company name then was Heat Systems-Ultrasonics. Mr. Alliger was President of the Company until 1982 and Chairman of the Board until 1996. In 1996 Mr. Alliger stepped down as Chairman and ceased to be a corporate officer. He has been awarded 23 patents and has published various papers on ultrasonic technology. For three years, ending in 1991, Mr. Alliger was the President of the Ultrasonic Industry Association. Mr. Alliger holds a B.A. degree in economics from Allegheny College and also attended Cornell University School of Engineering for four years. He has also established, and is President of, two privately held entities which are engaged in pharmaceutical research and development.

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Mr. Alliger has extensive experience as an inventor experienced in ultrasound technologies and is the founder of the Company. The Board believes this experience qualifies him to serve as a Director.

Dr. Charles Miner III currently practices internal medicine in Darien, Connecticut. Dr. Miner is on staff at Stamford and Norwalk Hospitals and since 1982 has held a teaching position at Columbia Presbyterian Hospital. Dr. Miner received his M.D. from the University Of Cincinnati College Of Medicine in 1979 and received a Bachelor of Science from Lehigh University in 1974.

Dr. Miner is an experienced physician and teacher in the medical field.  He serves on the board of private companies.  The Board believes this experience qualifies him to serve as a Director.

T. Guy Minetti is currently employed as an adviser to Level Four Orthotics and Prosthetic, Inc., a specialty health care company which designs and sells customized and prefabricated prosthetic and orthotic products. Until August 2012, he served as Chief Executive Officer of TwigTek, Inc., which is engaged in the remarketing and recycling of used electronics. Prior to joining TwigTek in November 2009, he founded and was the Managing Director of Senior Resource Advisors LLC, a management consulting firm, from 2005 through 2008. Prior to being Managing Director of Senior Resource Advisors LLC, Mr. Minetti served as the Vice Chairman of the Board of Directors of 1-800-Flowers.Com, a publicly held specialty gift retailer based in Westbury, New York. Before joining 1-800-Flowers.Com in 2000, Mr. Minetti was the Managing Director of Bayberry Advisors, an investment banking boutique he founded in 1989 to provide corporate finance advisory services to small-to-medium-sized businesses. From 1981 through 1989, Mr. Minetti was a Managing Director of the investment banking firm, Kidder, Peabody & Company. While at Kidder, Peabody, Mr. Minetti worked in the investment banking and high yield bond departments. Mr. Minetti is a graduate of St. Michael's College.

Mr. Minetti has extensive experience as an investment banker and as a Director of a public company. The Board believes this experience qualifies him to serve as a Director.

Thomas F. O’Neill became Chairman of Ranieri Partners Financial Service Group (“RPFSG”) in December 2010. RPFSG is in the business of acquiring and managing companies in the financial services sector, including money management and investment management firms. Mr. O’Neill was also appointed Chairman of the holding company of First Allied, a broker-dealer, controlled by Ranieri Partners.  Prior to joining RPFSG, he was a founding principal of Sandler O'Neill & Partners, L.P., an investment banking firm. He began his Wall Street career at L.F. Rothschild where he specialized in working with financial institutions in Rothschild's Bank Service Group from 1972. He was appointed Managing Director of the Bank Service Group, a group consisting of fifty-five professionals, in 1984. In 1985, he became a Managing Director at Bear Stearns and Co-Manager of the Financial Services Group. Mr. O'Neill serves on the Board of Directors of Archer-Daniels-Midland Company and The Nasdaq Stock Market, Inc. Mr. O'Neill is a graduate of New York University and a veteran of the United States Air Force.

Mr. O'Neill has extensive experience as an investment banker, the founding partner of an investment firm, and as a Director of public companies. The Board believes this experience qualifies him to serve as a Director.

Michael A. McManus, Jr. became President and Chief Executive Officer of the Company in November 1999. From November 1991 to March 1999, Mr. McManus was President and Chief Executive Officer of New York Bancorp, Inc. Prior to New York Bancorp, Inc., Mr. McManus held senior positions with Jamcor Pharmaceutical, Inc., Pfizer, Inc. and Revlon Corp. Mr. McManus also spent several years as an Assistant to President Reagan. Mr. McManus serves on the Board of Directors of the following publicly traded companies: A. Schulman, Inc. and Novavax, Inc. Mr. McManus holds a B.A. degree in Economics from the University of Notre Dame and a Juris Doctorate from Georgetown University Law Center.

Mr. McManus' extensive first-hand knowledge of the business and historical development of the Company, as well as his executive, management and leadership experience and achievement, along with his previous experience in the pharmaceutical and medical device areas, give him highly valued insights into our Company's challenges, opportunities and business. Mr. McManus also possesses broad knowledge related to equity and capital markets that the Board believes are invaluable to the Board's discussions of the Company's capital and liquidity needs and qualify him to serve on the Board.

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Richard Zaremba became Senior Vice President in 2004. He became Vice President and Chief Financial Officer in February 1999. From March 1995 to February 1999, he was the Vice President and Chief Financial Officer of Converse Information Systems, Inc., a manufacturer of digital voice recording systems. Previously, Mr. Zaremba was Vice President and Chief Financial Officer of Miltope Group, Inc., a manufacturer of electronic equipment. Mr. Zaremba is a licensed certified public accountant in the state of New York and holds BBA and MBA degrees in Accounting from Hofstra University.

Michael C. Ryan became Senior Vice President, Medical Division in October 2007. Prior thereto, he served as Senior Vice President and General Manager for Nomos Radiation Oncology from 2006 to October 2007. From 1992 to 2005, Mr. Ryan was Executive Vice President, Business Development for Inter V. Mr. Ryan holds a Bachelor of Arts in Economics from John F. Kennedy College.

Dan Voic became Vice President of Research and Development and Engineering in January 2002. Prior thereto, he served as Engineering Manager and Director of Engineering with the Company. Mr. Voic has approximately 15 years experience in both medical and laboratory and scientific products development. Mr. Voic holds an M.S. degree in mechanical engineering from Polytechnic University "Traian Vuia" of Timisoara, Romania and an MS degree in applied mechanics from Polytechnic University of New York.

Ronald Manna became Vice President of New Product Development and Regulatory Affairs of the Company in January 2002. Prior thereto, Mr. Manna served as Vice President of Research and Development and Engineering, Vice President of Operations and Director of Engineering of the Company. Mr. Manna holds a B.S. degree in mechanical engineering from Hofstra University.

Frank Napoli became Vice President of Operations in September 2004. From March 2004 to September 2004, Mr. Napoli was Vice President of Manufacturing for Spellman High Voltage Electronics Corp. Previously, Mr. Napoli was Director of Manufacturing for Telephonics Corporation. Mr. Napoli holds a B.S. degree in Mechanical Engineering from the New York Institute of Technology.

Each of the Company’s executive officers is to serve until the next annual meeting of shareholders or until his earlier resignation or removal.

Meetings of the Board of Directors

During the fiscal year ended June 30, 2012 (“fiscal 2012”), the Board of Directors held four meetings and the Stock Option Committee held one meeting. The audit Committee met four times and the Compensation Committee met once during the last fiscal year. No Director attended less than 75% of the aggregate of the total number of meetings of the Board of Directors and meetings of Committees of which he was a member that were held during fiscal 2012.

In compliance with requirements of the Corporate Governance Requirements of The Nasdaq Stock Market, Inc. (the “NASD listing standards”), the non-management Directors of the Board of Directors met four times in executive session during fiscal 2012.

Committees of the Board

Currently, the only standing committees of the Board of Directors of the Company are its Stock Option Committees, the Audit Committee and the Compensation Committee. The Stock Option Committee for the 1996 Employee Stock Option Plan, the 1998 Employee Stock Option Plan, the 2001 Employee Stock Option Plan, the 2005 Employee Equity Incentive Plan and the 2009 Employee Equity Incentive Plan consists of Messrs. Alliger, Miner, Minetti, O’Neill and Gildea. The Stock Option Committee for the 1996 Non-Employee Director Stock Option Plan, the 2005 Non-Employee Director Stock Option Plan and the 2009 Non-Employee Director Stock Option Plan consists of Messrs. McManus, Alliger, Miner, Minetti, O’Neill and Gildea. The Stock Option Committees are responsible for administering the Company’s stock option plans.

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The Company has a separately designated standing audit committee established in accordance with section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). The members of the Audit Committee are Messrs. Gildea, Miner, Minetti and O’Neill. The Board of Directors has determined that each member of the Audit Committee is “independent” not only under the NASD listing standards but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are “audit committee financial experts” within the definition contained in a final rule adopted by the SEC.

The Compensation Committee consists of Messrs. Alliger, Minetti, O’Neill and Gildea. The Compensation Committee is responsible for considering and recommending remuneration arrangements for executive officers and Directors to the Board of Directors. The Chief Executive Officer of the Company makes recommendations for compensation of executive officers other than himself to the Compensation Committee. The Compensation Committee did not employ a compensation consultant during fiscal 2012 to assist it in evaluating executive compensation. The Committee also did not set percentage compensation goals against a peer group of companies, or benchmark, our executives’ compensation, though the availability to our executives of alternative employment opportunities is an important consideration in the compensation design process. Rather, the Compensation Committee used its marketplace knowledge, background, experience and market information to make recommendations concerning executive compensation. Such duties and responsibilities are more fully described in the Company’s written Audit Committee Charter, a copy of which is attached to this Proxy Statement as Exhibit A. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

Nomination of Directors

The Company does not currently have a standing nominating committee or a formal nominating committee charter. Currently, the independent members of the Board, rather than a nominating committee, approve or recommend to the full Board those persons to be nominated. The Board believes that the current method of nominating Directors is appropriate because it allows each independent board member input into the nomination process and does not unnecessarily restrict the input that might be provided from an independent Director who could be excluded from a committee. Currently, five of the six Directors are independent. Furthermore, the Board has adopted by resolution a Director nomination policy. The purpose of the policy is to describe the process by which candidates for inclusion in the Company’s recommended slate of Director nominees are selected. The Director nomination policy is administered by the Board. Many of the benefits that would otherwise come from a written committee charter are provided by this policy.

In the ordinary course, absent special circumstances or a change in the criteria for Board membership, the incumbent Directors who continue to be qualified for Board service and are willing to continue as Directors are re-nominated. If the Board thinks it is in the best interest of the Company to nominate a new individual for Director in connection with an annual meeting of shareholders, or if a vacancy occurs between annual shareholder meetings, the Board will seek potential candidates for Board appointments who meet the criteria for selection as a nominee and have the specific qualities or skills being sought. Director candidates will be selected based on input from members of the Board, senior management of the Company and, if deemed appropriate, a third-party search firm.

Candidates for Board membership must possess the background, skills and expertise to make significant contributions to the Board, to the Company and its shareholders. Desired qualities to be considered include substantial experience in business or administrative activities; breadth of knowledge about issues affecting the Company; and ability and willingness to contribute special competencies to Board activities. The independent members of the Board also consider whether members and potential members are independent under the NASD listing standards. In addition, candidates should possess the following attributes: personal integrity; absence of conflicts of interest that might impede the proper performance of the responsibilities of a Director; ability to apply sound and independent business judgment; sufficient time to devote to Board and Company matters; ability to fairly and equally represent all shareholders; reputation and achievement in other areas; independence under rules promulgated by the SEC and the NASD listing standards; and diversity of viewpoints, background and experiences.

The Board of Directors intends to review the Director nomination policy from time to time to consider whether modifications to the policy may be advisable as the Company’s needs and circumstances evolve, and as applicable legal or listing standards change. The Board may amend the Director nomination policy at any time.

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The Board will consider Director candidates recommended by shareholders and will evaluate such Director candidates in the same manner in which it evaluates candidates recommended by other sources, as described above. Recommendations must be in writing and mailed to MISONIX, INC., 1938 New Highway, Farmingdale, NY 11735, Attention: Corporate Secretary, and include all information regarding the candidate as would be required to be included in a proxy statement filed pursuant to the proxy rules promulgated by the SEC if the candidate were nominated by the Board of Directors (including such candidate’s written consent to being named in the proxy statement as a nominee and to serving as a Director if elected). The shareholder giving notice must provide (i) his or her name and address, as they appear on the Company’s books, and (ii) the number of shares of the Company which are beneficially owned by such shareholder. The Company may require any proposed nominee to furnish such other information it may require to be set forth in a shareholder’s notice of nomination which pertains to the nominee.

Director Compensation For Fiscal 2012

The following chart sets forth the compensation paid to members of the Board for their service as Directors in fiscal 2012:

DIRECTOR COMPENSATION FOR THE 2012
FISCAL YEAR

	Fees Earned or Paid in	Option
Name	Cash ($)	Awards ($)	Total ($)
Michael A. McManus, Jr.	—	—	—

John Gildea	20,000	—	20,000

Howard Alliger	15,000	—	15,000

Dr. Charles Miner III	20,000	—	20,000

T. Guy Minetti	25,000	—	25,000

Thomas F. O'Neill	20,000	—	20,000

Outstanding options at fiscal 2012 year-end for Messrs. O'Neill and Minetti are 90,000 shares each; Messrs. Alliger, Gildea, and Miner are 60,000 shares each. Each non-employee Director receives an annual fee of $15,000. The Chairman of the Audit Committee receives an additional $10,000 per year cash compensation and the other members of the Audit Committee receive an additional $5,000 per year cash compensation. Each non-employee Director is also reimbursed for reasonable expenses incurred while traveling to attend meetings of the Board of Directors or while traveling in furtherance of the business of the Company.

Section 16 (a) Beneficial Ownership Reporting Compliance of the Securities Exchange Act

Section 16(a) of the Exchange Act requires the Company's executive officers, Directors and persons who own more than 10% of a registered class of the Company's equity securities ("Reporting Persons") to file reports of ownership and changes in ownership on Forms 3, 4, and 5 with the SEC. These Reporting Persons are required by SEC regulation to furnish the Company with copies of all Forms 3, 4 and 5 they file with the SEC. Based solely on the Company's review of the copies of the forms it has received, the Company believes that all Reporting Persons complied on a timely basis with all filing requirements applicable to them with respect to transactions during fiscal year 2012.

Communications with Directors

Shareholders, associates of the Company and other interested parties may communicate directly with the Board of Directors, with the non-management Directors or with a specific Board member, by writing to the Board (or the non-management Directors or a specific Board member) and delivering the communication in person or mailing it to: Board of Directors, Privileged & Confidential, c/o Richard Zaremba, Secretary, MISONIX, INC., 1938 New Highway, Farmingdale, New York 11735. Correspondence will be discussed at the next scheduled meeting of the Board of Directors, or as indicated by the urgency of the matter. The non-management Directors are: Messrs. Alliger, Minetti, O’Neill, Gildea and Miner. From time to time, the Board of Directors may change the process by which shareholders may communicate with the Board of Directors or its members. Any changes in this process will be posted on the Company’s website or otherwise publicly disclosed.

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Director Independence

The Company is required to have a Board of Directors a majority of whom are “independent” as defined by the NASD listing standards and to disclose in the proxy statement for each annual meeting those Directors that the Board of Directors has determined to be independent. Based on such definition, the Board of Directors has determined that all Directors other than Mr. McManus, who is an officer of the Company, are independent.

The Company is required to have an audit committee of at least three members composed solely of independent Directors. The Board of Directors is required under the NASD listing standards to affirmatively determine the independence of each Director on the Audit Committee. The Board has determined that each member of the Audit Committee is “independent” not only under the NASD listing standards but also within the definition contained in a final rule of the SEC. Furthermore, the Board of Directors has determined that Messrs. Minetti, O’Neill and Gildea are “audit committee financial experts” within the definition contained in a final rule adopted by the SEC.

Corporate Governance

The Company has an ongoing commitment to good governance and business practices. In furtherance of this commitment, we regularly monitor developments in the area of corporate governance and review our policies and procedures in light of such developments. We comply with the rules and regulations promulgated by the SEC and the Nasdaq Stock Market, and implement other corporate governance practices we believe are in the best interests of the Company and the shareholders.

Board Leadership and Structure

Michael A. McManus, Jr., our Chief Executive Officer, also serves as Chairman of the Board of Directors. The Board believes that the Company and its shareholders are best served by having the Chief Executive Officer also serve as Chairman of the Board as Mr. McManus possesses extensive experience and in-depth knowledge of our Company and the opportunities and challenges we face. The Board also believes that this structure is appropriate in light of the size of our Company and corresponding size of our Board and the complexity of our business. We believe that Mr. McManus is best positioned to develop agendas that ensure that our Board’s time and attention are focused on the matters that are most critical to us. The Board does not have a specifically designated lead independent Director. However, Guy Minetti, an independent Director and Chair of our Audit Committee, has typically led the executive sessions of the Board and acts as a liaison between the independent Directors and management.

Risk Oversight

The Board oversees Company functions in an effort to assure that Company assets are properly safeguarded, that appropriate financial and other controls are maintained, and that the Company’s business is conducted prudently and in compliance with applicable laws, regulations and ethical standards.

While the Board is responsible for risk oversight, Company management is responsible for managing risk. The Company has robust internal processes and a strong internal control environment to identify and manage risks and to communicate with the Board. The Board monitors and evaluates the effectiveness of the internal controls and the risk management program at least annually. Management communicates routinely with the Board and individual Directors on the significant risks identified and how they are being managed. Directors are free to, and often do, communicate directly with senior management.

The Audit Committee is responsibility for reviewing and overseeing the Company’s financial statements, including the integrity of the Company’s financial and disclosure controls, its legal compliance programs and procedures, and its procedures for identifying, evaluating and controlling material financial, legal and operational risk. The Audit Committee, whose members are all “independent” Directors, receives regular reports about these matters from, and meets separately with, the Company’s outside auditors, and receives regular reports from Company management.

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Board Attendance at Annual Meetings of Shareholders

The Company does not currently have a formal policy regarding Director atten dance at the Annual Meeting of Shareholders. It is, however, expected that Directors will be in attendance, absent compelling circumstances. Except for Mr. O’Neill, all members of the Board of Directors attended the Company’s Annual Meeting of Shareholders held on December 6, 2011.

Code of Ethics

The Company has adopted a code of ethics that applies to all of its Directors, officers (including its Chief Executive Officer, Chief Financial Officer, Controller and any person performing similar functions) and employees. The Company has filed a copy of this Code of Ethics as Exhibit 14 to its Annual Report on Form 10-K for the fiscal year ended June 30, 2004. The Company has also made the Code of Ethics available on its website at www.MISONIX.com.

 Audit Committee Report

Management is responsible for the Company’s financial reporting process, including its system of internal control, and for the preparation of consolidated financial statements in accordance with accounting principles generally accepted in the United States. The Company’s independent auditors are responsible for auditing those financial statements. The Audit Committee’s responsibility is to monitor and review these processes. It is not the Audit Committee’s duty or responsibility to conduct audit or accounting reviews or procedures. The members of the Audit Committee are not employees of the Company and may not be, and may not represent themselves to be or to serve as, accountants or auditors by profession or experts in the fields of accounting or auditing. Therefore, the Audit Committee has relied, without independent verification, on management’s representation that the financial statements have been prepared with integrity and objectivity and in conformity with accounting principles generally accepted in the United States and on the representations of the independent registered public accounting firm included in its report on the Company’s financial statements. The Audit Committee’s oversight does not provide it with an independent basis to determine that management has maintained appropriate accounting and financial reporting principles or policies, or appropriate internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions with management and the independent registered public accounting firm do not assure that the Company’s financial statements are presented in accordance with generally accepted accounting principles in the United States, that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards or that the Company’s independent registered public accounting firm is in fact “independent”.

The Audit Committee of the Company’s Board of Directors is currently composed of four Directors, none of who are officers or employees of the Company. The Board of Directors has determined that (1) all members of the Audit Committee are financially literate and independent under the NASD listing standards, and (2) Messrs. Gildea, Minetti and O’Neill are “audit committee financial experts”, as defined under the rules and regulations promulgated by the SEC. The Board of Directors has adopted a written charter for the Audit Committee. The Audit Committee charter was attached to the Proxy Statement for the Company’s Annual Meeting held on December 7, 2010.

In accordance with its written charter, the Audit Committee assists the Board of Directors in fulfilling its responsibility to monitor the integrity of the accounting, auditing and financial reporting practices of the Company. Typically, for each fiscal year, the Audit Committee selects the independent registered public accounting firm to audit the financial statements of the Company and its subsidiaries and such selection is subsequently presented to the Company’s shareholders for ratification.

The Audit Committee has reviewed and discussed the audited financial statements contained in our Annual Report on Form 10-K for the year ended June 30, 2012 with our management; has discussed with the independent registered public accounting firm the matters required to be discussed by the statement on Auditing Standards No. 61 (AICPA, Professional Standards, Vol. 1. AU section 380) as adopted by the Public Company Accounting Oversight Board; has discussed with the independent registered public accounting firm the independent registered public accounting firm’s independence; and has received the written disclosures and the letter from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

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Based on the review and discussions of the above, the Audit Committee recommended to our Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the year ended June 30, 2012 for filing with the SEC.

Reported upon by the Audit Committee

T. Guy Minetti

Thomas F. O’Neill

John W. Gildea

Dr. Charles Miner III

* * *

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

Our compensation program is intended to:

•	Attract, motivate, retain and reward employees of outstanding ability;

•	Link changes in employee compensation to individual and corporate performance;

•	Align employees' interests with those of the Company's shareholders.

The ultimate objective of our compensation program is to increase shareholder value. We seek to achieve these objectives with a total compensation approach which takes into account a competitive base salary, bonus pay based on the annual performance of the Company and individual goals and stock option awards.

Base Salaries

Base salaries paid to executives are intended to attract and retain highly talented individuals. In setting base salaries, individual experience, individual performance, the Company's performance and job responsibilities during the year are considered. Executive salaries are reconciled by Human Resources and evaluated against local companies of similar size and nature.

Annual Bonus Plan Compensation

The Compensation Committee of the Board approves annual performance-based compensation. The purpose of the annual bonus-based compensation is to motivate executive officers and key employees. Target bonuses, based upon recommendations from the Chief Executive Officer, are evaluated and approved by the Compensation Committee for all management employees other than the Chief Executive Officer. The bonus recommendations are derived from individual and Company performance but not based on a specific formula and are discretionary. The Chief Executive Officer's bonus compensation is derived from the recommendation of the Compensation Committee based upon the Chief Executive Officer's performance and Company performance but is not based on a specific formula and is discretionary.

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Stock Option Awards

Stock option awards are intended to attract and retain highly talented executives, to provide an opportunity for significant compensation when overall Company performance is reflected in the stock price and to help align executives' and shareholders' interests. Stock options are typically granted at the time of hire to key new employees and annually to a broad group of existing key employees, including executive officers.

Annual option grants to executive officers are made in the form of incentive stock options ("ISOs") to the fullest extent permitted under tax laws, with the balance granted in the form of nonqualified stock options. ISOs have potential income tax advantage for executives if the executive disposes of the acquired shares after satisfying certain holding periods. Tax laws provide that the aggregate grant at date of grant for market value of ISOs that become exercisable for any employee in any year may not exceed $100,000.

Our current standard vesting schedule for all employees is 25% on the first anniversary of the date of grant, 50% on the second anniversary of the date of grant, 75% on the third anniversary of the date of grant and 100% on the fourth anniversary of the date of grant.

401 (k) Plan

Our Individual Deferred Tax and Savings Plan (the "401 (k) plan") is a tax qualified retirement savings plan pursuant to which all of the Company's U.S. employees may defer compensation under Section 401 (k) of the Internal Revenue Code of 1986, as amended (the "Code"). The Company contributes an amount equal to 10% of salary contributed under the 401 (k) plan by an eligible employee, up to the maximum allowed under the Code. We do not provide any supplemental retirement benefits to executive officers.

Change in Control benefits

Change in control benefits are intended to diminish the distraction that executives would face by virtue of the personal uncertainties created by a pending or threatened change in control and to assure that the Company will continue to have the executive's full attention and services at all time. Our change in control benefits are designed to be competitive with similar benefits available at companies with which we compete for executives' talent. These benefits, as one element of our total compensation program, help the Company attract, retain and motivate highly talented executives.

Mr. McManus is entitled to severance pay and benefits if he terminates his employment with the Company following a Change in Control (as defined in the Employment Agreement, dated September 11, 2012, between Mr. McManus and the Company (the “Employment Agreement”)), to provide him with an incentive to remain with the Company and consummate a strategic corporate sale or transaction that maximizes shareholder value. Severance pay and benefits are triggered upon (i) his Involuntary Termination without Cause (as defined in the Employment Agreement) for a reason other than death or Disability (as defined in the Employment Agreement) or (ii) as a result of a Constructive Termination (as defined in the Employment Agreement) which in either case occurs: (x) during the period not to exceed twenty-four (24) months after the effective date of a Change in Control, or (y) before the effective date of a Change in Control, but after the first date on which the Board and/or senior management of the Company has entered into formal negotiations with a potential acquirer that results in the consummation of a Change in Control.

In the event that pay and benefits are triggered, Mr. McManus (A) is entitled to receive severance pay in an amount equal to two (2) times the sum of (a) his annual base pay and (b) bonus at the highest rate paid him for any fiscal year during the aggregate period of his employment by the Company, payable in cash in a lump sum; and the payment of premiums for medical, dental, vision, hospitalization and long term care coverage under Company plans for a period of twenty-four (24) months; (B) has the right, for a period of (i) ninety (90) days for stock options granted under any of the Company’s Employee Stock Option Plans adopted prior to 2005 and (ii) two (2) years for stock options granted under the Company’s 2005 Employee Equity Incentive Plan, 2009 Employee Equity Incentive Plan and any Plan adopted after the effective date of the Employment Agreement following his Termination Date (as defined in the Employment Agreement), to exercise the options to the extent such options are otherwise vested and exercisable as of the Termination Date under the terms of the applicable stock option agreement(s) and Plan(s); and (C) will vest in all unvested stock option grants with respect to options granted after July 1, 2012.

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Mr. Zaremba and Mr. Ryan have an agreement for the payment of twelve months of annual base salary upon a change in control of the Company.

Tax deductibility of Executive Compensation

Section 162 (m) of the Code limits to $1,000,000 per person the amount that we may deduct for compensation paid to any of our most highly compensated officers in any year. In fiscal 2012, there was no executive officer's compensation that exceeded $1,000,000.

The following table sets forth information concerning the compensation awarded to, earned by or paid to our named executive officers during the past two fiscal years for services rendered to the Company:

SUMMARY COMPENSATION TABLE

Name	Fiscal Year
and Principal Position	Ended June 30,	Salary ($)	Bonus ($)	Options Awards ($)	Total ($)

Michael A. McManus, Jr.	2012	286,083	100,000	175,180	561,263
President and Chief	2011	283,250	50,000	74,505	407,755
Executive Officer

Richard Zaremba	2012	206,856	25,000	61,313	293,169
Senior Vice President,	2011	200,832	12,000	17,881	230,713
Chief Financial Officer,
Secretary and Treasurer

Michael Ryan	2012	242,282	10,000	61,313	313,595
Senior Vice President-Medical	2011	235,226	12,000	17,881	265,107
Division

Employment Agreements

On June 30, 2012, the Employment Agreement, dated July 13, 2009, as amended (as so amended, the “2009 Agreement”), by and between Michael A. McManus, Jr. and the Company expired pursuant to a timely notice of non-renewal delivered to the Company by Mr. McManus. Pursuant to the 2009 Agreement, Mr. McManus was employed by the Company as its President and Chief Executive Officer.

On September 11, 2012, the Company entered into the Employment Agreement whereby he will continue to serve as the Company’s President and Chief Executive Officer. The Employment Agreement, effective as of July 1, 2012, has an initial term expiring June 30, 2013 and renews for successive one-year periods thereafter unless terminated by either party not less than ninety (90) days prior to the end of the then-current term. The Employment Agreement provides for an annual base salary of $283,250, a company-provided automobile and an annual bonus based on Mr. McManus’ achievement of annual goals and objectives as determined by the Compensation Committee of the Board.

Mr. McManus is entitled under the Employment Agreement to participate in any plans and programs made available to the executive employees of the Company generally.

The Company can terminate the Employment Agreement for cause (as defined in the Employment Agreement). Mr. McManus can terminate the Employment Agreement for good reason (as defined in the Employment Agreement). If Mr. McManus terminates the Employment Agreement for good reason, the Company must pay him an amount equal to two times his total compensation (annual base salary plus bonus) at the highest rate paid him at any time during the aggregate time he has been employed by the Company, payable in a lump sum within sixty (60) days of termination of employment.

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The Company and Mr. McManus have entered into two letter agreements providing for the exercise of vested options by Mr. McManus (i) for a ninety (90) day period after his retirement with respect to stock options granted under certain of the Company’s stock option plans and (ii) for two (2) years after Mr. McManus terminates his employment with the Company in the event of a Change-in-Control (as defined in the applicable stock option plans) and he is eligible for the severance benefits provided for by the Employment Agreement.

In conformity with the Company's policy, all officers and employees have executed a non-solicitation and confidentiality agreement. The agreements generally provide that all inventions or discoveries by the employee related to the Company's business and all confidential information developed or made known to the employee during the term of employment shall be the exclusive property of the Company and shall not be disclosed to third parties without the prior approval of the Company. The Employment Agreement also contains non-competition provisions that preclude him from competing with the Company for a period of 18 months from the date of his termination of employment.

OUTSTANDING EQUITY AWARDS FOR THE 2012 FISCAL YEAR

	Number of Securities	Number of Securities
	Underlying Unexercised	Underlying Unexercised		Option	Option
Name	Options (#) Exercisable	Options (#) Unexercisable		Exercise Price ($)	Expiration Date
Michael A. McManus, Jr.	150,000	—		5.10	09/30/12
	125,000	—		4.66	11/01/13
	125,000	—		5.18	11/01/14
	100,000	—		1.91	11/04/18
	37,500	12,500	(3)	2.44	09/09/19
	50,000	50,000	(1)	1.82	09/07/20
	25,000	75,000	(2)	2.19	09/13/21

Richard Zaremba	20,000	—		5.10	09/30/12
	15,000	—		4.70	09/16/13
	12,000	—		8.00	09/15/14
	8,000	—		7.60	09/27/15
	4,000	—		5.82	02/07/16
	12,000	—		3.45	10/20/16
	10,000	—		4.04	09/04/17
	18,000	—		2.04	09/26/18
	1,250	—		.85	12/11/18
	18,000	6,000	(3)	2.44	09/09/19
	15,000	15,000	(1)	1.82	09/07/20
	8,750	26,250	(2)	2.19	09/13/21

Michael Ryan	15,000	—		4.98	11/06/17
	18,000	—		2.04	09/26/18
	5,000	—		.85	12/11/18
	18,000	6,000	(3)	2.44	09/09/19
	15,000	15,000	(1)	1.82	09/07/20
	8,750	26,250	(2)	2.19	09/13/21

(1)	Options issued 09/07/10 and vest equally over 4 years.

(2)	Options issued 09/13/11 and vest equally over 4 years.

(3)	Options issued 09/09/09 and vest equally over 4 years.

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Stock Options

In March 1996, the Board of Directors adopted and, in February 1997, the shareholders approved the 1996 Employee Incentive Stock Option Plan covering an aggregate of 450,000 shares (the "1996 Plan") and the 1996 Non-Employee Director Stock Option Plan (the "1996 Directors Plan") covering an aggregate of 1,125,000 shares of Common Stock. At June 30, 2012, options to purchase 41,000 shares were outstanding at exercise prices ranging from $5.18 to $7.60 per share with a vesting period of immediate to three years under the 1996 Plan and options to acquire 135,000 shares were outstanding at exercise prices ranging from $3.21 to $7.60 per share with a vesting period of immediate to three years under the 1996 Directors Plan. At June 30, 2012, options to purchase 138,295 shares under the 1996 Plan have been exercised and options to purchase 422,650 shares have been forfeited (of which options to purchase 182,945 shares have been reissued).  There are no shares available for future grants. At June 30, 2012, options to purchase 808,500 shares under the 1996 Directors Plan have been exercised and options to purchase 115,000 shares have been forfeited (of which none have been reissued). There are no shares available for future grants.

In October 1998, the Board of Directors adopted and, in January 1999, the shareholders approved the 1998 Employee Stock Option Plan (the "1998 Plan") covering an aggregate of 500,000 shares of Common Stock. At June 30, 2012, options to purchase 14,750 shares were outstanding under the 1998 Plan at exercise prices ranging from $3.45 to $7.60 per share with a vesting period of immediate to three years. At June 30, 2012, options to purchase 72,848 shares under the 1998 Plan have been exercised and options to purchase 477,677 shares under the 1998 Plan have been forfeited (of which options to purchase 65,275 shares have been reissued). At June 30, 2012, there were no shares available for future grants.

In October 2000, the Board of Directors adopted and, in February 2001, the shareholders approved the 2001 Employee Stock Option Plan (the "2001 Plan") covering an aggregate of 1,000,000 shares of Common Stock. At June 30, 2012, options to purchase 667,880 shares were outstanding under the 2001 Plan at exercise prices ranging from $1.82 to $8.00 per share with a vesting period of one to four years. At June 30, 2012, options to purchase 128,306 shares under the 2001 Plan have been exercised and options to purchase 455,075 shares under the 2001 Plan have been forfeited (of which 251,406 options have been reissued). At June 30, 2012, there were no shares available for future grants.

In September 2005, the Board of Directors adopted, and in December 2005, the shareholders approved, the 2005 Employee Equity Incentive Plan (the "2005 Plan") covering an aggregate of 500,000 shares of Common Stock and the 2005 Non-Employee Director Stock Option Plan (the "2005 Directors Plan") covering an aggregate of 200,000 shares of Common Stock. At June 30, 2012, there were options to purchase 495,550 shares outstanding under the 2005 Plan at exercise prices ranging from $.85 to $4.98 per share with a vesting period of four years. At June 30, 2012, there were 3,750 options exercised under the 2005 Plan and options to purchase 36,500 shares have been forfeited (of which 35,800 options have been reissued). At June 30, 2012, 700 shares were available for future grants under the 2005 Plan. At June 30, 2012, options to purchase 195,000 shares were outstanding under the 2005 Directors Plan at exercise prices ranging from $2.41 to $5.42 with a vesting period over three years. At June 30, 2012, there were no options exercised and 5,000 shares were available for future grants under the 2005 Directors Plan.

In December 2009, the Board of Directors and shareholders adopted the 2009 Employee Equity Incentive Plan (the "2009 Plan") covering an aggregate of 500,000 shares of Common Stock and the 2009 Non-Employee Director Stock Option Plan (the "2009 Directors Plan") covering an aggregate of 200,000 shares of Common Stock. At June 30, 2012 there were options to purchase 241,750 shares outstanding under the 2009 Plan at exercise prices ranging from $1.80 to $2.19 per share with a vesting period of four years.  At June 30, 2012, there were no options exercised and options to purchase 500 shares were forfeited under the 2009 Plan.  At June 30, 2012, there were 258,250 shares available for future grants under the 2009 Plan.  At June 30, 2012 there were options to purchase 30,000 shares outstanding under the 2009 Directors Plan at an exercise price of $2.41 per share with a vesting period of four years.  At June 30, 2012 there were no options exercised or forfeited under the 2009 Directors Plan.  At June 30, 2012, there were 170,000 shares available for future grants under the 2009 Directors Plan.

The selection of participants, allotments of shares and determination of price and other conditions relating to options are determined by the Board of Directors or a committee thereof, depending on the Plan, and in accordance with Rule 4350(c) of the Corporate Governance Requirements applicable to Nasdaq-listed companies. Incentive stock options granted under the plans are exercisable for a period of up to ten years from the date of grant at an exercise price which is not less than the fair market value of the Common Stock on the date of the grant, except that the term of an incentive stock option granted under the plans to a shareholder owning more than 10% of the outstanding Common Stock may not exceed five years and its exercise price may not be less than 110% of the fair market value of the Common Stock on the date of grant. Options shall become exercisable at such time and in such installments as provided in the terms of each individual option agreement.

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PROPOSAL TWO

APPROVAL OF THE 2012 EMPLOYEE EQUITY INCENTIVE PLAN

Background; Purpose

On October 17, 2012, the Board of Directors adopted the MISONIX, INC. 2012 Employee Equity Incentive Plan (the "2012 Plan"), subject to approval by the Company's shareholders. The purpose of the 2012 Plan is to promote the success of the Company by providing a method whereby officers, employees and independent contractors providing services to the Company and its affiliates may be encouraged to increase their proprietary interest in the Company's business.

By offering incentive compensation opportunities that are competitive with those of similar enterprises and based on the performance of the Company's Common Stock, the 2012 Plan will motivate participants to continue to provide services and achieve long-range goals, further align their interests with those of the Company's other shareholders and promote the long-term financial interest of the Company and its affiliates, including enhancement of long-term shareholder value. The 2012 Plan is also intended to aid in attracting persons of exceptional ability and leadership qualities to become officers, employees and independent contractors of the Company and its affiliates.

The Company's 1996 Plan, 1996 Directors Plan, 1998 Plan, 2001 Plan, 2005 Plan, 2005 Directors Plan, 2009 Plan and 2009 Director Plan (collectively, the "Plans") are the existing equity-based incentive plans available to officers, employees, Directors and independent contractors of the Company. The Board adopted the 2012 Plan because the number of shares that remain available for grant subject to awards under the Plans are insufficient to satisfy the Company's anticipated incentive compensation needs for current and future officers, employees and independent contractors as it shifts its focus from cash-based bonus awards to equity-based bonus awards. Currently, there are approximately 2,250 shares available for grant under the Plans. Although the Company’s 1996, 1998 and 2001 Plan have terminated, options granted under such plans prior to the termination date remain in effect. If the 2012 Plan is adopted, the Plans would continue until all available shares authorized for issuance thereunder have been exhausted.

The Board believes that the adoption of the 2012 Plan would, among other things, enhance the long-term shareholder value of the Company by offering opportunities to the Company's officers, employees and independent contractors to participate in the Company's growth and success, and to encourage them to remain in the service of the Company and its subsidiaries and to acquire and maintain stock ownership in the Company. The Board believes that existing option grants have contributed substantially to achievement of the Company's success and that the granting of stock options and stock awards for these purposes is comparable with the practices of other companies. In addition, the failure to adopt the 2012 Plan would unnecessarily restrict the Company's ability to pursue opportunities for future acquisitions, mergers and other corporate transactions. The Board believes that the 2012 Plan is necessary to provide the Company with the flexibility to pursue the types of opportunities described above without the added delay and expense of obtaining shareholder approval each time an opportunity requiring the issuance of shares under the Plans may arise. If the 2012 Plan is approved, the Company will have additional authorized shares of Common Stock available for future grants for new hires and to retain existing employees. Approval of the 2012 Plan will enable the Company to provide for more equity-based ownership by its senior officers in order to further align their interests with those of the shareholders.

The 2012 Plan is also being submitted to the Company's shareholders in order to ensure its compliance with Section 162(m) of the Code. Section 162(m) denies a tax deduction for certain compensation in excess of $1 million per year paid by a company to its Chief Executive Officer and to the two most highly compensated executive officers (other than the Chief Executive Officer) for whom compensation disclosure is required under the proxy rules ("Covered Employees"). Certain compensation, including compensation based on the attainment of performance goals, is excluded from this deduction limit if certain requirements are met. Among these requirements is that the material terms (including the performance goals) pursuant to which the compensation is to be paid (including the business criteria on which the performance goal is based and the maximum amount that can be paid to any individual if the performance goal is attained) are disclosed and approved by shareholders prior to payment. Accordingly, if the 2012 Plan is approved by shareholders and other conditions of Section 162(m) relating to the exclusion for performance-based compensation are satisfied, compensation paid to Covered Employees pursuant to the 2012 Plan will not be subject to the deduction limit of Section 162(m).

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Shares Available

The Board of Directors adopted the 2012 Plan on October 17, 2012, subject to approval by the Company's shareholders. If this Proposal Two is adopted, a maximum of 500,000 shares of Common Stock will be reserved for issuance under the 2012 Plan (subject to equitable adjustment in the event of a change in the Company's capitalization).

Administration

The 2012 Plan is administered by a committee established by the Board of Directors, the composition of which will at all times satisfy the provisions of Rule 16b-3 of the Exchange Act, as in effect from time to time, including any successor thereof. The committee has full authority, subject to the provisions of the 2012 Plan, to determine, among other things, the persons to whom awards under the 2012 Plan will be made, the time or times at which such awards will be granted, the types of awards to be granted and the number of shares of Common Stock subject to such awards, and the specific terms, conditions, performance criteria, restrictions and other provisions applicable to awards, including, but not limited to, the duration, vesting and exercise periods, the circumstances for forfeiture and the form and timing of payment.

Eligibility

Awards under the 2012 Plan may be made to officers, employees and independent contractors of the Company and its present or future subsidiaries and affiliates, in each case, who are selected by the committee in its sole discretion.

Options

Stock options may be either "incentive stock options," as that term is defined in Section 422 of the Code, or nonqualified stock options. The exercise price of an option will not be less than the fair market value per share (as defined in the 2012 Plan) of Common Stock on the day preceding the date of grant. Options become exercisable at the time or times and upon such terms as the committee may determine, and may be exercised following termination of employment if and to the extent determined by the committee in the document evidencing the option. The exercise price of options may be paid in cash, by check or promissory note, by tendering (by actual delivery or attestation) shares of Common Stock, or by way of a "broker's cashless exercise" procedure.

The committee may effect, with the consent of affected option holders and the approval of shareholders, the cancellation of any or all outstanding options under the 2012 Plan and grant new options covering the same or a different number of shares of Common Stock but with an exercise price per share based on the fair market value of such shares on the new option grant date.

Restricted Stock; Restricted Stock Units

The 2012 Plan permits the Company to grant restricted stock and restricted stock units to participants. Restricted stock is Common Stock transferred to the grantee, generally without payment to the Company, which shares are subject to certain restrictions and to a risk of forfeiture. A restricted stock unit is a right to receive shares of Common Stock or cash at the end of a specified period, subject to a risk of forfeiture. Restricted stock and restricted stock units will generally be subject to vesting and nontransferability restrictions that will lapse upon the achievement of one or more goals relating to the completion of service by the participant or the achievement of performance or other objectives, as determined by the committee at the time of grant. Performance factors may include: before or after-tax net income; book value per share; stock price; return on shareholders' equity; relative performance versus peers; expense management; return on investment; improvements in capital structure; profitability of an identifiable business unit or product; profit margins; budget comparisons; total return to shareholders; revenue; or any increase or decrease of one or more of the foregoing over a specified period. The performance factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof and may include other objective measures determined by the committee to contribute significantly to shareholder value creation.

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The committee may structure the terms of a performance factor so as to permit the reduction or elimination of any award of restricted stock or restricted stock units, but in no event may the committee increase the amount or vesting of such awards.

Termination of Service

Except as otherwise provided by the committee, in the event of a participant's termination of service due to death, disability or retirement (each, as defined in the 2012 Plan), each outstanding award granted or share of Common Stock purchased by such participant will immediately become vested. Each option may thereafter be exercised for a period of twelve (12) months following the date of death or termination of service due to disability or retirement, as applicable, or, if earlier, until the option expires. Except as otherwise provided by the committee, in the event of a participant's termination of service for cause (as defined in the 2012 Plan) or if the participant voluntarily terminates his or her service with the Company or any of its affiliates, then any options held by such participant, whether or not then vested, will immediately terminate and all rights to Common Stock or restricted stock units as to which there remain unlapsed restrictions as of the date of such termination of service will be forfeited. Except as otherwise provided by the committee, if a participant’s service with the Company or any of its affiliates is terminated for reasons other than death, disability, retirement, termination for cause or voluntary termination by the participant, all options held by the participant that were not vested immediately prior to such termination will become null and void at the time of the termination. Any options that were exercisable immediately prior to the termination will continue to be exercisable for a period of three months and then terminate. In no event, however, will an option remain exercisable beyond its expiration date. In addition, all rights to shares of Common Stock or restricted stock units as to which there remain unlapsed restrictions as of the date of such termination of service will be forfeited.

In addition, in the case of an optionee who has terminated employment and engaged in harmful conduct (as defined in the 2012 Plan), the committee may require such optionee to pay to the Company an amount equal to the option profit he or she realized during the fifteen (15) month period commencing twelve (12) months prior to such optionee's last day of employment and ending three months thereafter.

Change-In-Control

In the event of a Change-In-Control (as defined in the 2012 Plan), each outstanding award or share purchased pursuant to any award will, if not fully vested, become fully vested and, in the case of options, fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares.

Equitable Adjustment

The committee may adjust the number of shares of Common Stock reserved for issuance subject to awards under the Plan, the number of shares of Common Stock subject to outstanding options and restricted stock and restricted stock unit awards or the exercise price, and may make any other adjustments it determines to be equitable. The committee may also provide for a cash payment to any participant in connection with any such equitable adjustment.

Termination; Amendment

The 2012 Plan may, at any time and from time to time, be suspended, discontinued, modified, amended or terminated by the Board or the committee, in whole or in part, provided that no modification or amendment that requires shareholder approval will be effective prior to the time such modification or amendment has received the requisite approval of shareholders. In addition, no termination, modification or amendment may be made that adversely affects any of the rights of a grantee under any award theretofore granted, without such grantee's consent.

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Certain U.S. Federal Income Tax Consequences

The following discussion is a brief summary of the principal United States federal income tax consequences of the 2012 Plan under the provisions of the Code as currently in effect. These rules are subject to change. This summary is not intended to be exhaustive and does not describe, among other things, state, local or foreign income and other tax consequences. The specific tax consequences to a participant will depend upon a participant's individual circumstances. Therefore, it is suggested that a participant consult his or her tax and/or financial advisor for tax advice before exercise of an option and before disposing of any shares of Common Stock acquired upon the exercise thereof or pursuant to any other award under the 2012 Plan.

Nonqualified Stock Options. In the case of a nonqualified stock option, a participant generally will not be taxed upon the grant of the option. Rather, at the time of exercise of that nonqualified stock option, the participant will generally recognize ordinary income for federal income tax purposes in an amount equal to the excess of the then fair market value of the shares purchased over the option exercise price, which is referred to as the spread. The Company will generally be entitled to a tax deduction at the time and in the amount that the participant recognizes ordinary income.

Incentive Stock Options. A participant will not be in receipt of taxable income upon the grant of an incentive stock option (“ISO”). In order for an option to qualify as an ISO, among other things, the participant must be an employee of the Company or a subsidiary at all times during the period beginning on the date of grant of the ISO and ending on the date three months before the date of exercise (or one year before the date of exercise in the case of a disabled optionee). In addition, the exercise of an ISO will remain qualified if made by the legal representative of a participant who dies (i) while in the employ of the Company or a subsidiary or (ii) within three months after termination of the participant's employment.

If Common Stock acquired pursuant to the exercise of an ISO is later disposed of, the participant will, except as noted below, recognize long-term capital gain or loss (if the Common Stock is a capital asset of the participant) equal to the difference between the amount realized upon such sale and the option exercise price. The Company, under these circumstances, will not be entitled to any federal income tax deduction in connection with either the exercise of the ISO or the sale of such stock by the participant.

If, however, stock acquired pursuant to the exercise of an ISO is disposed of by the participant prior to the expiration of two years from the date of grant of the ISO or within one year from the date such stock is transferred to him or her upon exercise (a "disqualifying disposition"), any gain realized by the participant generally will be taxable at the time of such disqualifying disposition as follows: (i) at ordinary income rates to the extent of the difference between the option exercise price and the lesser of the fair market value of the stock on the date the ISO is exercised or the amount realized on such disqualifying disposition and (ii) if the stock is a capital asset of the participant, as short-term or long-term capital gain to the extent of any excess of the amount realized on such disqualifying disposition over the fair market value of the stock on the date of exercise. In such case, the Company generally will be entitled to claim a federal income tax deduction at the time of such disqualifying disposition for the amount taxable to the participant as ordinary income. Any capital gain recognized by the optionee will be long-term or short-term capital gain, depending on the length of time such shares were held by the participant.

The amount by which the fair market value of the stock on the exercise date of an ISO exceeds the option exercise price will be an item of adjustment for purposes of the "alternative minimum tax" imposed by Section 55 of the Code.

Exercise with Shares. A participant who pays the option price upon exercise of an option, in whole or in part, by delivering already-owned shares of stock will generally not recognize gain or loss on the shares surrendered at the time of such delivery, except under certain circumstances. Rather, recognition of that gain or loss will generally occur upon disposition of the shares acquired in substitution for the shares surrendered.

Restricted Stock. A participant generally will not be subject to tax upon the grant of restricted stock, but rather will recognize ordinary income in an amount equal to the fair market value of the Common Stock at the time the shares are no longer subject to a substantial risk of forfeiture (as defined in the Code). A holder may, however, elect to be taxed at the time of the grant. The Company generally will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income. A participant’s tax basis in the shares will equal their fair market value at the time the restrictions lapse, and the participant’s holding period for capital gains purposes will begin at that time. Any cash dividends paid on the shares before the restrictions lapse will be taxable to the participant as additional compensation (and not as dividend income).

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Restricted Stock Units. In the case of restricted stock units, a holder generally will not be taxed upon the grant of such units or upon the lapse of restrictions on such units but, rather, will recognize ordinary income in an amount equal to the value of the shares and cash received at the time of such receipt. The Company will be entitled to a deduction at the time and in the amount that the holder recognizes ordinary income.

Employment Tax. In general, the amount that a participant recognizes as ordinary income under an award also is treated as “wages” for purposes of the Federal Insurance Contributions Act (“FICA”). The participant and the Company must pay equal amounts of federal employment tax under FICA with respect to the participant’s wages.

Plan Benefits

The benefits or amounts that will be received by or allocated to any participants are not now determinable.

The Board of Directors of the Company has unanimously approved and recommends that the shareholders approve the 2012 Plan covering an aggregate of 500,000 shares of Common Stock at the Annual Meeting. The full text of the 2012 Plan is set forth in Exhibit “B” to this Proxy Statement, and the description of the 2012 Plan set forth herein is qualified in its entirety by reference to the text of such plan.

Should shareholders not approve this Proposal Two, the 2012 Plan will not be established, and when the number of shares currently remaining authorized for issuance under the Plans is exhausted, the Company will not be able to grant additional awards under the Plans absent further shareholder action.

Under applicable law, the adoption of the 2012 Plan requires the affirmative vote of the majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on this proposal.

The Board of Directors Recommends a Vote FOR Adoption of Proposal Two.

PROPOSAL THREE

Approval of the 2012 Non-Employee Director Stock Option Plan

Background

On October 17, 2012, the Board of Directors adopted, subject to approval of the shareholders, the 2012 Non-Employee Director Stock Option Plan (“Outside Directors’ Plan”). The following description of the Outside Directors’ Plan is qualified in its entirety by reference to the text of the Outside Directors’ Plan, a copy of which is annexed hereto as Exhibit “C”.

Purpose

The purpose of the Outside Directors’ Plan is to provide long-term incentive supplemental compensation for members of the Board of Directors of the Company who are not employees of the Company through the ownership of the Company’s Common Stock, thereby further aligning their interest with the interests of shareholders. Stock option plans for non-employee directors have served other companies and their shareholders well by directly relating incentive compensation to the building of long-term shareholder values. Such plans are increasingly common throughout American industry and are found in other companies with which the Company competes for the services of qualified individuals to serve as Directors.

Administration of the Outside Directors’ Plan

The Outside Directors’ Plan will be administered by the Board. The Board, subject to the terms of the Outside Directors’ Plan, will have discretion affecting the timing, price and amount of any grants made under the Outside Directors’ Plan.

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Shares of Stock Subject to the Outside Directors’ Plan

The aggregate number of shares that may be subject to options during the term of the Outside Directors’ Plan is limited to 200,000 shares of Common Stock of the Company. This limit may not be increased during the term of the Outside Directors’ Plan except by equitable adjustment following recapitalization, stock splits, stock dividends or any similar adjustment in the number of shares subject to outstanding options, and in the related option exercise price. If the shareholders approve the Outside Directors’ Plan, additional shares (which can be authorized but unissued shares or treasury shares or a combination thereof) will be set aside for the award of options.

Eligibility

Directors of the Company, who at the time of receiving any grant are not employees of the Company, are eligible to receive benefits under the Outside Directors’ Plan.

Duration of the Outside Directors’ Plan

No awards of stock options may be made after 2022, but termination will not affect the rights of any participant with respect to any grants made prior to termination.

Exercise Price

The exercise price with respect to an option awarded under the Outside Directors’ Plan will be not less than 100% of the fair market value of the Common Stock as of the date the option is granted. It will be paid for in full, in cash, by the delivery of shares of Common Stock acquired by the Director more than six months prior to the option exercise date or in any other medium and manner satisfactory to the Company at the time the option is exercised. If shares of Common Stock are used, the Common Stock shall be credited toward the exercise price in the amount of the fair market value of the Common Stock surrendered on the date of exercise of options. The optionee must satisfactorily provide for the payment of any taxes which the Company is obligated to collect or withhold before the shares of the Common Stock are transferred to the optionee.

Provisions Relating To Options

Options may not be exercised after ten years from the date of the grant, except in the case of death of the grantee in the final year prior to expiration of the 10-year term. In that case, stock options may be exercised for a period of eleven years from the date of grant. The Board may make provision for exercises within the 10-year terms of a grant but not following termination of Board membership. Recipients will have no rights as shareholders until the date of exercise in the case of an exercise involving receipt of stock. Options may not be transferred except upon the death of the grantee, in certain other instances as provided by law, and for the benefit of immediate family members if permitted by law and under uniform standards adopted by the Board.

Change-In-Control

In the event of a Change-In-Control (as defined in the Outside Directors’ Plan), each outstanding award will, if not fully vested, become fully vested and fully exercisable with respect to the total number of shares of Common Stock at the time subject to such option and may be exercised for any or all of those shares.

Amendment to the Outside Directors’ Plan

The Board of Directors may amend or terminate the Outside Directors’ Plan, except that no amendment shall affect the timing, price or amount of any grants to eligible Directors. In addition, shareholders must approve any change (i) increasing the number of shares subject to the Outside Directors’ Plan (except as described under “Shares of Stock subject to the Outside Directors’ Plan”) or (ii) concerning eligibility for grant. Provisions of the Outside Directors’ Plan may not be amended more than once every six months, other than to comply with provisions of applicable law.

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Federal Income Tax Consequences

A recipient of options incurs no income tax liability as a result of having been granted those options. The exercise by an individual of a stock option normally results in the immediate realization of income by the individual of the difference between the market value of the stock which is being purchased on the date of exercise and the price being paid for such stock. The amount of such income also is deductible by the Company. If the exercise price is paid in whole or in part in shares of Common Stock, no income, gain or loss is recognized by a Director or former Director on the receipt of shares of Common Stock equal in number to the shares of Common Stock delivered in payment of the exercise price, and the fair market value of the remainder of the shares of Common Stock received upon exercise of the option, determined as of the date of exercise, less the amount of cash, if any, paid upon exercise, is treated as compensation income received by the Director or former Director.

Under current law an individual who sells stock which was acquired upon the exercise of options will receive long-term capital gains or loss treatment, if the individual has held such stock for longer than one year following the date of such exercise, on gain or loss equal to the difference between the price for which such stock was sold and the market value of the stock on the date of the exercise. If the individual has held the stock for one year or less the gain or loss will be treated as short-term capital gain or loss.

Plan Benefits

The benefits or amounts that will be received by or allocated to any participants are not now determinable.

Vote Required

The Outside Directors’ Plan requires the affirmative vote of a majority of the outstanding shares of the Company entitled to vote. If the Outside Directors’ Plan is not approved by shareholders, it will not become effective.

The Board of Directors recommends a vote FOR approval of the 2012 Non-Employee Director Stock Option Plan covering an aggregate of 200,000 shares of Common Stock.

* * *

PROPOSAL FOUR

Independent Registered Public Accounting Firm

The Audit Committee has selected Grant Thornton to serve as the Company's independent registered public accounting firm for the 2013 fiscal year. Grant Thornton will audit the Company's consolidated financial statements for the 2013 fiscal year and perform other services. While shareholder ratification is not required by the Company's By-Laws or otherwise, the Board of Directors, at the direction of the Audit Committee, is submitting the selection of Grant Thornton to the shareholders for ratification as part of good corporate governance practices. If the shareholders fail to ratify the selection, the Audit Committee may, but is not required to, reconsider whether to retain Grant Thornton. Even if the selection is ratified, the Audit Committee in its discretion may direct the appointment of a different accounting firm as the independent registered public accounting firm for the Company for the year ending June 30, 2013 at any time during the year if it determines that such a change would be in the best interest of the Company and its shareholders.

The favorable vote of the holders of a majority of the shares of Common Stock, represented in person or by proxy at the Annual Meeting, will be required for such ratification.

A representative of Grant Thornton is expected to be available either personally or by telephone hookup at the Annual Meeting to respond to appropriate questions from shareholders and will be given the opportunity to make a statement if he desires to do so.

Audit Fees:

Grant Thornton billed the Company $282,049 and $293,033 in the aggregate for services rendered for the audit of the Company's 2012 and 2011 fiscal years, respectively, and the review of the Company's interim financial statements included in the Company's Quarterly Reports on Form 10-Q for the Company's 2012 and 2011 fiscal years, respectively.

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Audit-Related Fees:

Grant Thornton billed the Company $29,120 and $28,080 for audit-related services as defined by the SEC for the fiscal years ended June 30, 2012 and 2011, respectively.  The audit-related services were for the audits of the Company’s pension plan.

Tax Fees:

Grant Thornton did not render any tax related services, as defined by the SEC, to the Company for the fiscal years 2012 and 2011.

Policy on Pre-approval of Independent Registered Public Accounting Firm Services:

The charter of the Audit Committee provides for the pre-approval of all audit services and all permitted non-audit services to be performed for the Company by the independent registered public accounting firm, subject to the requirements of applicable law. The procedures for pre-approving all audit and non-audit services provided by the independent registered public accounting firm include the Audit Committee reviewing audit-related services, tax services and other services. The Audit Committee periodically monitors the services rendered by and actual fees paid to the independent registered public accounting firm to ensure that such services are within the parameters approved by the Audit Committee.

MISCELLANEOUS INFORMATION

As of the date of this Proxy Statement, the Board of Directors does not know of any business other than that specified above to come before the Annual Meeting, but, if any other business does lawfully come before the Annual Meeting, it is the intention of the persons named in the enclosed Proxy to vote in regard thereto in accordance with their judgment.

The Company will pay the cost of soliciting Proxies in the accompanying form and as set forth below. In addition to solicitation by use of the mails, certain officers and regular employees of the Company may solicit proxies by telephone, telegraph or personal interview without additional remuneration therefor.

SHAREHOLDER PROPOSALS

Shareholder proposals with respect to the Company’s next Annual Meeting of Shareholders must be received by the Company no later than July 5, 2013 to be considered for inclusion in the Company’s next Proxy Statement. Under SEC proxy rules, Proxies solicited by the Board of Directors for the 2013 Annual Meeting may be voted at the discretion of the persons named in such proxies (or their substitutes) with respect to any shareholder proposal not included in the Company’s Proxy Statement if the Company does not receive notice of such proposal on or before September 18, 2013, unless the 2013 Annual Meeting is not held within 30 days before or after the anniversary date of the 2012 Annual Meeting.

A copy of the Company’s Annual Report to Shareholders for the fiscal year ended June 30, 2012 has been provided to all shareholders. Shareholders are referred to the Report for financial and other information about the Company, but such Report is not incorporated in this Proxy Statement and is not part of the proxy soliciting material.

By Order of the Board of Directors,

RICHARD ZAREMBA
Secretary

Dated: November 2, 2012

Farmingdale, New York

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EXHIBIT “A”

MISONIX, INC.

COMPENSATION COMMITTEE

of the

BOARD OF DIRECTORS

CHARTER

I.	Charter

This document shall be the official governing Charter ("Charter") of the Compensation Committee (the "Committee") of the Board of Directors (the "Board") of MISONIX, INC., a New York corporation (the "Company"), adopted by the Committee and the Board of Directors.

II.	Purpose and Scope

The Committee shall have overall responsibility for designing, evaluating and approving the executive compensation philosophy, plans, policies and programs of the Company, including, without limitation, annual and long-term incentive plans, as set forth in this Charter. The Committee will act independently, but it is expected that the Committee will rely upon the recommendations, input and guidance of the Company's management and the full Board of Directors. The Committee shall also report to the Board on executive compensation for inclusion in the Company's annual proxy statement.

III.	Composition: Organization

The Committee shall consist of two (2) or more independent directors as defined by the Nasdaq stock market and/or the rules of the Securities and Exchange Commission, as amended from time to time, which number shall be determined by the Board from time to time in its discretion.

The Board annually shall elect the members of the Committee to serve for a term of one (1) year or other length of term, in the discretion of the Board, and shall otherwise serve until their successors are duly elected and qualified. Each member of the Committee shall serve at the pleasure and discretion of the Board and may be replaced or removed by the Board at any time and from time to time in its discretion. At the time of each annual election of the Committee members, or at other times in the discretion of the Committee, the Committee shall designate one member of the Committee to be its Chairman.

IV.	Meetings; Voting; Procedures

The Committee shall meet as frequently as the discharge of its responsibilities shall require. The Chairman or a majority of the members of the Committee may call meetings of the Committee upon reasonable notice to all members of the Committee. The Committee shall meet at such times and places as shall be determined by the Chairman. At each meeting of the Committee, a majority of the members shall constitute a quorum, and a majority of the members present at any meeting at which a quorum is present may act on behalf of the Committee. When present, the Chairman will preside at all meetings of the Committee. The Committee may meet in person or by telephone or video conference, and may take actions by unanimous written consent of all the members of the Committee. The Committee shall keep regular minutes of its proceedings and shall report to the Board, as appropriate.

V.	Responsibilities and Duties

To fulfill its responsibilities and duties, the Committee shall:

A-1

1.	Compensation Philosophy and Program. In consultation with senior management, the Committee shall establish the Company's general compensation philosophy, and oversee the development and implementation of executive compensation programs. The Committee shall review on a periodic basis the Company's executive compensation programs and make any modifications that the Committee may deem necessary or advisable.

2.	Chief Executive Officer Compensation. The Committee shall review the Company's goals and objectives and consider appropriate methods of compensating the Chief Executive Officer (“CEO”) in light of those goals and objectives. Based on such evaluation, the Committee shall set the compensation (including base salary, incentive compensation and equity-based awards) of the CEO or recommend to the Board of Directors the CEO's compensation. In determining incentive compensation, the Committee shall consider, among other factors it deems appropriate from time to time, the Company's performance and relative shareholder return and the awards given to management in prior years.

3.	Officer Compensation. The Committee shall also review and approve the annual compensation (including base salary, incentive compensation and equity-based awards) for all other corporate officers, including the Chief Financial Officer, and annually review the compensation policies of the Company.

4.	Benefit Plans. The Committee shall review and approve the terms of the Company's incentive compensation plans, bonus plans, equity-based plans, retirement plans, deferred compensation plans and welfare benefit plans. The Committee shall administer such plans, in accordance with their terms.

A-2

EXHIBIT “B”

MISONIX, INC.

2012 Employee Equity Incentive Plan

ARTICLE I

PURPOSE AND EFFECTIVENESS

1.1 Purpose. The purpose of the MISONIX, INC. 2012 Employee Equity Incentive Plan (the “Plan”) is to promote the success of MISONIX, INC. (the “Company”) by providing a method whereby officers, employees, and independent contractors providing services to the Company and its Affiliates may be encouraged to increase their proprietary interest in the Company. By offering incentive compensation opportunities that are competitive with those of similar enterprises and based on the Company’s common stock, the Plan will motivate Participants to continue to provide services and achieve long-range goals, further identify their interests with those of the Company’s other shareholders, and promote the long-term financial interest of the Company and its Affiliates, including enhancement of long-term shareholder value. The Plan is also intended to aid in attracting persons of exceptional ability and leadership qualities to become officers, employees, and independent contractors of the Company and its Affiliates.

1.2 Effective Date and Shareholder Approval. The Plan became effective on October 17, 2012, the date on which the Plan was adopted by the Company’s Board of Directors (the “Effective Date”).

1.3 Term of Plan. The Plan shall be unlimited in duration and, in the event of Plan termination, shall remain in effect as long as any Awards under it are outstanding; provided, however, that no Awards may be granted under the Plan after the ten-year anniversary of the Effective Date (except for Awards granted pursuant to commitments entered into under the Plan prior to such ten-year anniversary).

1.4 Forms of Awards. Awards made under the Plan may be in the form of Incentive Options, Nonqualified Options, or Stock Awards, all as the Committee in its sole discretion shall decide. The terms and conditions of any Award to any Participant shall be reflected in such form of written document as is determined by the Committee. A copy of such document shall be provided to the Participant, and the Committee may, but need not, require that the Participant sign a copy of such document.

ARTICLE II

DEFINITIONS

Capitalized terms not defined elsewhere in the Plan shall have the following meanings (whether used in the singular or plural):

“Affiliate” means any corporation, partnership, joint venture or other entity during any period in which at least a 25% voting or profits interest is owned, directly or indirectly, by the Company (or by any entity that is a successor to the Company), and any other business venture designated by the Committee in which the Company (or any entity that is a successor to the Company) has a significant interest, as determined in the discretion of the Committee. An entity shall be deemed an Affiliate of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Agreement” means a written agreement between a Participant and the Company which sets out the terms of the grant of an Option or Stock Award, as described in Section 1.4, as any such Agreement may be supplemented or amended from time to time.

B-1

“Award” means any award or benefit granted under the Plan, including, without limitation, Options and Stock Awards.

“Beneficiary” means the person, persons, trust or trusts which have been designated by an Optionee in his most recent written beneficiary designation filed with the Company to receive the benefits specified under the Plan upon his death, or, if there is no designated Beneficiary or surviving designated Beneficiary, then the person, persons, trust or trusts entitled by will or the laws of descent and distribution to receive such benefits.

“Board” means the Board of Directors of the Company.

“Code” means the Internal Revenue Code of 1986, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Code section shall include any successor section.

“Committee” means the committee of the Board appointed or designated pursuant to Section 3.1 to administer the Plan in accordance with its terms.

“Company” means MISONIX, INC. and any successor entity.

“Consultant” means any person who is engaged by the Company or any Affiliate to render consulting or advisory services, in a capacity other than that of an Employee or Director, and is compensated for such services.

“Date of Grant” means the date on which the Committee determines the terms of an Award to a specified Eligible Individual, including, in the case of an Option, the number of Shares subject to the Option and the applicable Exercise Price.

“Director” means a duly elected member of the Company’s Board of Directors.

“Disability” means a Participant is qualified for long-term disability benefits under the applicable health and welfare plan of the Company, or if no such benefits are then in existence, that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which, in the opinion of a physician selected by the Committee, can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than six months.

“Eligible Individual” means an Employee and Consultant, whether or not a resident alien of the United States, who is described in Section 5.1.

“Employee” means a common law employee (as defined in accordance with the Regulations and Revenue Rulings then applicable under Section 3401(c) of the Code) of the Company or any Affiliate of the Company. The term “Employee” will also include an individual who is granted an Award, in connection with his hiring by the Company or any Affiliate, prior to the date the individual first becomes an Employee, but if and only if such Award does not vest prior to the date the individual first becomes an Employee.

“ERISA” means the Employee Retirement Income Security Act of 1974, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Act section shall include any successor section.

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor statute or statutes thereto. Reference to any specific Exchange Act section shall include any successor section.

“Executive Officer” means an Employee who is subject to the provisions of Section 16b of the Exchange Act.

“Exercise Price” means the price that must be paid by an Optionee upon exercise of an Option to purchase a share of Stock.

“Fair Market Value” of a Share of Stock means the fair market value of such Stock determined by such methods or procedures as shall be established from time to time by the Committee. Unless otherwise determined by the Committee, the per share Fair Market Value of Stock as of a particular date shall mean the average of the high and low sales price per share of Stock on the principal exchange or market on which the Stock is then listed for the last preceding date on which there was a sale of such Stock on such exchange or market.

B-2

“Incentive Option” means an option granted under this Plan that is both intended to and qualifies as an incentive stock option under Section 422 of the Code.

“Independent Auditor” means the certified public accounting firm that has been retained by the Audit Committee of the Board (or its functional equivalent) to opine on the interim or annual financial statements of the Company.

“Named Executive Officer” means an Executive Officer whose compensation is subject to the potential tax deduction disallowance provisions of Section 162(m) of the Code.

“Nonqualified Option” means an option granted under this Plan that either is not intended to be or is not denominated as an Incentive Option, or that does not qualify as an incentive stock option under Section 422 of the Code.

“Option” means a Nonqualified Option or an Incentive Option.

“Optionee” means an Eligible Individual of the Company or a Subsidiary who has received an Option under this Plan, for the period of time during which such Option is held in whole or in part.

“Option Shares” means, with respect to any Option granted under this Plan, the Stock that may be acquired upon the exercise of such Option.

“Participant” means an Eligible Individual who has received an Option or a Stock Award under this Plan.

“Plan” means this MISONIX, INC. 2012 Equity Incentive Plan, as amended from time to time.

“Retirement” means retirement, as determined by the Committee in its sole discretion. Such term shall be applicable only to Participants who are Employees.

“Secretary” means the secretary of the Company or his designee

“Shares” or “Stock” mean shares of common stock of the Company.

“Stock Award” means an Award consisting of either Shares of Stock or a right to receive Shares in the future, each pursuant to Article VIII of the Plan.

“Subsidiary” of the Company means any present or future subsidiary (as that term is defined in Section 424(f) of the Code) of the Company. An entity shall be deemed a Subsidiary of the Company for purposes of this definition only for such periods as the requisite ownership or control relationship is maintained.

“Termination of Service, Terminate or Termination” occurs when a Participant ceases to be an Employee of, or ceases to provide services as a Consultant to, the Company and its Affiliates, as the case may be, for any reason (including by reason of an Affiliate ceasing to be an Affiliate by reason of disposition or otherwise).

“Vested, Vest and Vesting” means, with respect to all or a portion of any Stock Award or Option, that legal ownership of such Stock Award or Option is not subject to forfeiture by the Participant pursuant to the provisions of Article IX in the event the Participant Terminates Service with the Company or any Affiliate (other than for Cause), and with respect to an Option, that the Option may be exercised.

“Vesting Date” with respect to any Award granted hereunder means the date on which such Award becomes Vested, as designated in or determined in accordance with the Agreement with respect to such Award (subject to the terms of the Plan). If more than one Vesting Date is designated for an Award, reference in the Plan to a Vesting Date in respect of such Award shall be deemed to refer to each part of such Award and the Vesting Date for such part.

B-3

ARTICLE III

ADMINISTRATION

3.1 Committee. The Plan shall be administered by a Committee of the Board consisting of all of the independent members of the Board unless a different committee is appointed by the Board.

3.2 Powers of Committee. The Committee’s administration of the Plan shall be subject to the following:

3.2.a. Subject to the provisions of the Plan, the Committee will have the authority and discretion to select from among the Eligible Individuals those persons who shall receive Awards, to determine the time or times of receipt, to determine the types of Awards and the number of Shares covered by the Awards, to establish the terms, conditions, performance criteria, restrictions, and other provisions of such Awards, and, subject to the restrictions of Article XII, to cancel or suspend Awards.

3.2.b. To the extent that the Committee determines that the restrictions imposed by the Plan preclude the achievement of the material purposes of the Awards in jurisdictions outside the United States, the Committee will have the authority and discretion to modify those restrictions as the Committee determines to be necessary or appropriate to conform to applicable requirements or practices of those jurisdictions.

3.3 Information to be Furnished to Committee. The Company and its Affiliates shall furnish the Committee with such data and information as the Committee determines may be required for it to discharge its duties. The records of the Company and its Affiliates as to an Employee’s or Participant’s employment (or other provision of services), Termination of Service, leave of absence, reemployment (or return to service) and compensation shall be conclusive on all persons unless determined to be incorrect. Participants and other persons entitled to benefits under the Plan must furnish to the Committee such evidence, data, or information as the Committee considers desirable to carry out the terms of the Plan.

3.4 Rules and Interpretations. The Committee is authorized, subject to the provisions of the Plan, to establish, amend and rescind such rules and regulations as it deems necessary or advisable for the proper administration of the Plan and to take such other action in connection with or in relation to the Plan as it deems necessary or advisable. Each action and determination made or taken pursuant to the Plan by the Committee, including any interpretation or construction of the Plan, shall be final and conclusive for all purposes and upon all persons.

3.5 Liabilities and Indemnification. No member of the Committee shall be personally liable for any action, determination or interpretation made by him or the Committee in good faith with respect to the Plan or any Award granted pursuant thereto. Each member of the Committee shall be indemnified and held harmless by the Company against any cost or expense (including counsel fees) reasonably incurred by him or liability (including any sum paid in settlement of a claim with the approval of the Company) arising out of any act or omission to act in connection with this Plan, unless arising out of such member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the members of the Committee may have as directors or otherwise under the by-laws of the Company.

3.6 Costs of Plan. All expenses and liabilities incurred by the Committee in the administration of the Plan shall be borne by the Company. The Committee may employ attorneys, consultants, accountants or other persons in connection with the administration of the Plan. The Company, and its officers and directors, shall be entitled to rely upon the advice, opinions or valuations of any such persons.

3.7 Grant and Use of Awards. In the discretion of the Committee, Awards may be granted as alternatives to or replacements of awards granted or outstanding under the Plan, or any other plan or arrangement of the Company or an Affiliate. Subject to the overall limitation on the number of Shares that may be delivered pursuant to Awards under the Plan, the Committee may use available Shares as the form of payment for compensation, grants or rights earned or due under any other compensation plans or arrangements of the Company or an Affiliate, including the plans and arrangements of the Company or an Affiliate assumed in a business combination.

3.8 Compliance as an SEC Registrant. During any period in which the Company has issued and outstanding any class of common equity securities which is registered under Section 12 of the Exchange Act, the 162(m) Committee shall be comprised of not less than two persons each of whom qualifies as both: (i) a “Non-Employee Director” within the meaning of the rules promulgated under Section 16b of the Exchange Act, and (ii) an “outside director” within the meaning of Section 162(m) of the Code.

B-4

ARTICLE IV

SHARES SUBJECT TO THE PLAN

4.1 Number of Shares. Subject to the following provisions of this Article IV, the maximum number of Shares with respect to which Awards may be granted during the term of the Plan shall be 500,000 (or the number and kind of Shares or other securities which are substituted for those Shares or to which those Shares are adjusted pursuant to the provisions of Article IX of the Plan).

4.2 Source of Shares. During the term of this Plan, the Company will at all times reserve and keep available the number of Shares of Stock that shall be sufficient to satisfy the requirements of this Plan. Shares of Stock will be made available from the currently authorized but unissued shares of the Company or from shares currently held or subsequently reacquired by the Company as treasury shares, including shares purchased in the open market or in private transactions.

4.3 Counting of Shares. The grant of any Option or Restricted Stock Award hereunder shall count, equal in number to the Shares represented by such Award, towards the share maximum indicated in Section 4.1. To the extent that (i) any outstanding Option for any reason expires, is terminated, forfeited or canceled without having been exercised, or if any Restricted Stock is forfeited, (ii) any Shares covered by an Award are not delivered because the Award is settled in cash or used to satisfy the applicable tax withholding obligation, such Shares shall be deemed to have not been delivered and shall be restored to the share maximum. If the exercise price of any Option granted under the Plan is satisfied by tendering Shares to the Company (by either actual delivery or attestation), the number of Shares tendered shall be restored to the share maximum.

ARTICLE V

ELIGIBILITY AND PARTICIPATION

5.1 General. The persons who shall be eligible to participate in the Plan and to receive Awards shall be such Employees (including officers) of the Company and its Affiliates or Consultants as the Committee, in its sole discretion, shall select. Awards may be made to Eligible Individuals who hold or have held Awards under this Plan or any similar plan or other awards under any other plan of the Company or any of its Affiliates. Any member of the Committee shall be eligible to receive Awards while serving on the Committee, subject to applicable provisions of the Exchange Act and the rules promulgated thereunder.

5.2 Committee Discretion. Awards may be granted by the Committee at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Committee shall determine. Except as required by this Plan, Awards granted at different times need not contain similar provisions. The Committee’s determinations under the Plan (including without limitation, determinations of which Eligible Individuals, if any, are to receive Awards, the form, amount and timing of such Awards, the terms and provisions of such Awards and the agreements evidencing same) need not be uniform and may be made by it selectively among individuals who receive, or are eligible to receive, Awards under the Plan.

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ARTICLE VI

GRANTS OF STOCK OPTIONS

6.1 Grant of Options. The grant of an Option shall convey to the Participant the right to purchase Shares of Stock at an Exercise Price and for a period of time established by the Committee. Subject to the limitations of the Plan, the Committee shall designate from time to time those Eligible Individuals to be granted Options, the time when each Option shall be granted, the number of Shares of Stock subject to such Option, whether such Option is an Incentive Option or a Nonqualified Option and, subject to Section 6.3, the Exercise Price of the Option Shares. Options shall be evidenced by Agreements in such form and containing such terms and provisions not inconsistent with the provisions of the Plan as the Committee may from time to time approve. Each Optionee shall be notified promptly of such grant and a written Agreement shall be promptly executed and delivered by the Company to the Optionee. Subject to the other provisions of the Plan, the same person may receive Incentive Options and Nonqualified Options at the same time and pursuant to the same Agreement, provided that Incentive Options and Nonqualified Options are clearly designated as such.

6.2 Provisions of Options. Option Agreements shall conform to the terms and conditions of the Plan. Such Agreements may provide that the grant of any Option under the Plan, shall be subject to such other conditions (whether or not applicable to an Option or Stock received by any other Optionee) as the Committee determines appropriate, including, without limitation, provisions conditioning exercise upon the occurrence of certain events or performance or the passage of time, provisions to assist the Optionee in financing the purchase of Stock through the exercise of Options, provisions for forfeiture, restrictions on resale or other disposition of shares acquired pursuant to the exercise of Options, provisions conditioning the grant of the Option or future Options upon the Optionee retaining ownership of Shares acquired upon exercise for a stated period of time, and provisions to comply with federal and state securities laws and federal and state income tax and other payroll tax withholding requirements.

6.3 Exercise Price. The price at which Shares may be purchased upon exercise of an Option shall be fixed by the Committee on the Date of Grant and may not be less than 100% of the Fair Market Value of the Shares subject to the Option as of the Date of Grant, or, if greater, the par value of a Share.

6.4 Limitations on Exercisability. No Option may be exercised in part or in full before the Vesting Date(s) applicable to such Option, other than in the event of an acceleration as provided in Article IX. No Option may be exercised after the Option expires by its terms as set forth in the applicable Agreement. In the case of an Option that is exercisable in installments, installments that are exercisable and not exercised shall remain exercisable during the term of the Option. The grant of an Option shall impose no obligation on the Optionee to exercise such Option.

6.5 Vesting. The Committee may specify in any Agreement a vesting schedule that must be satisfied before Options become Vested, such that all or any portion of an Option may not become Vested until a Vesting Date or Vesting Dates, or until the occurrence of one or more specified events, subject in any case to the terms of the Plan. Subsequent to the grant of an Option, the Committee may, at any time before complete termination of such Option, accelerate the time or times at which such Option may become Vested in whole or in part (without reducing the term of such Option).

6.6 Limited Transferability of Options. Subject to the exceptions noted in this Section 6.6, no Option shall be transferable other than by will or the laws of descent and distribution. During the lifetime of the Optionee, the Option shall be exercisable only by such Optionee (or his or her court-appointed legal representative). The Committee may, in its sole discretion, provide in the applicable Agreement evidencing a Nonqualified Option that the Optionee may transfer, assign or otherwise dispose of an option (i) to his spouse, parents, siblings and lineal descendants, (ii) to a trust for the benefit of the Optionee and any of the foregoing, or (iii) to any corporation or partnership controlled by the Optionee, subject to such conditions or limitations as the Committee may establish to ensure compliance with any rule promulgated pursuant to the Exchange Act, or for other purposes. The terms applicable to the assigned Option shall be the same as those in effect for the Option immediately prior to such assignment and shall be set forth in such documents issued to the assignee as the Committee may deem appropriate.

6.7 No Rights as a Shareholder. An Optionee or a transferee of an Option shall have no rights as a shareholder with respect to any Share covered by his Option until he shall have become the holder of record of such Share, and he shall not be entitled to any dividends or distributions or other rights in respect of such Share for which the record date is prior to the date on which he shall have become the holder of record thereof.

6.8 Special Provisions Applicable to Incentive Options.

6.8.a. Options granted under this Plan that are intended to qualify as Incentive Options shall be specifically designated as such in the applicable Agreement, and may be granted only to those Eligible Individuals who are both (i) Employees, and (ii) citizens or resident aliens of the United States.

6.8.b. To the extent the aggregate Fair Market Value (determined as of the time the Option is granted) of the Stock with respect to which any Incentive Options granted hereunder may be exercisable for the first time by the Optionee in any calendar year (under this Plan or any other compensation plan of the Company or any Subsidiary thereof) exceeds $100,000, such Options shall not be considered Incentive Options.

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6.8.c. No Incentive Option may be granted to an individual who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Subsidiary thereof, unless such Option (i) has an exercise price of at least 110% of the Fair Market Value of the Stock on the Date of Grant of such option; and (ii) cannot be exercised more than five years after the Date of Grant.

6.8.d. Each Incentive Option will require the Optionee to notify the Company in writing immediately after the Optionee makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Option. A Disqualifying Disposition is any disposition of such Stock before the later of (i) two years after the date the Optionee was granted the Incentive Option or (ii) one year after the date the Optionee acquired Stock by exercising the Incentive Option, other than a transfer (i) from a decedent to an estate, (ii) by bequest or inheritance, (iii) pursuant to a tax-free corporate reorganization, or (iv) to a spouse or incident to divorce. Any transfer of ownership to a broker or nominee shall be deemed to be a disposition unless the Optionee provides proof satisfactory to the Committee of his continued beneficial ownership of the Stock.

6.8.e. No Incentive Option shall be granted after the date that is ten years from (i) the Effective Date, or (ii) the date the Plan is approved by the shareholders, whichever is earlier.

6.8.f. The Exercise Price for Incentive Options shall not be less than the Fair Market Value of the Common Stock on the Date of Grant, and no Incentive Option may be exercisable after the tenth anniversary of the Date of Grant.

6.8.g. No Incentive Option shall be transferable other than by will or the laws of descent and distribution.

6.9 Cancellation and Regrant of Options, Etc. No Option may be repriced, replaced, regranted through cancellation, or modified without shareholder approval (except in connection with an event described in Sections 9.1 or 9.6), if the effect of such change in terms would be to reduce the exercise price for the shares underlying such Option.

6.10 Compliance as an SEC Registrant. During any period in which (i) Section 162(m) of the Code imposes restrictions on the amount and form of compensation that may be paid to Participants in order to claim a tax deduction for such compensation, and (ii) the Committee, in its sole discretion, determines that this Plan should be administered in such a manner so as to avoid the disallowance of any portion of such tax deduction, Stock Awards granted to affected Participants shall comply with such restrictions, which as of the Effective Date apply only to Named Executive Officers, as are contained in Section 162(m) of the Code.

6.11 Option Term. All Options shall specify the term during which the Option may be exercised, which shall be in all cases ten years or less. Except as otherwise provided by the Committee, subject to the exceptions specified in the provisions of Article IX, all options shall expire upon the Optionee’s Termination of Service.

ARTICLE VII

EXERCISES OF STOCK OPTIONS

7.1 General. Any Option may be exercised in whole or in part at any time to the extent such Option has become Vested during the term of such Option; provided, however, that each partial exercise shall be for whole Shares only. Each Option, or any exercisable portion thereof, may only be exercised by delivery to the Secretary or his office, in accordance with such procedures for the exercise of Options as the Committee may establish from time to time, of (i) notice in writing signed by the Optionee (or other person then entitled to exercise such Option) that such Option, or a specified portion thereof, is being exercised; (ii) payment in full for the purchased Shares (as specified in Section 7.3 below); (iii) such representations and documents as are necessary or advisable to effect compliance with all applicable provisions of Federal or state securities laws or regulations; (iv) in the event that the Option or portion thereof shall be exercised by any individual other than the Optionee, appropriate proof of the right of such individual to exercise the Option or portion thereof; and (v) full payment to the Company of all amounts which, under federal or state law, it is required to withhold upon exercise of the Option (as specified in Section 7.4 below).

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7.2 Certain Limitations. Shares shall not be issued pursuant to the exercise of an Option unless the exercise of such Option and the issuance and delivery of such Shares pursuant thereto shall comply with all relevant provisions of law, including, without limitation, the Securities Act of 1933, as amended, the Exchange Act, the rules and regulations promulgated thereunder, and the requirements of any stock exchange upon which the Shares may then be listed, and shall be further subject to the approval of counsel for the Company with respect to such compliance.

7.3 Payment for Shares. Payment for Shares purchased under an Option granted hereunder shall be made in full upon exercise of the Option (except that, in the case of an exercise arrangement approved by the Committee and described in clause (v) below, payment may be made as soon as practicable after the exercise). The method or methods of payment of the purchase price for the Shares to be purchased upon exercise of an Option and of any amounts required by Section 7.4 shall be determined by the Committee and may consist of (i) cash, (ii) check, (iii) promissory note, (iv) the tendering, by either actual delivery or by attestation, of whole shares of Stock, having a Fair Market Value as of the day of exercise equal to the aggregate exercise price, or (v) through a special sale and remittance procedure pursuant to which the Optionee shall concurrently provide irrevocable written instructions to (a) a brokerage firm to effect the immediate sale of the purchased shares and remit to the Company, out of the sale proceeds available on the settlement date, sufficient funds to cover the aggregate Exercise Price payable for the purchased shares plus all applicable Federal, state and local employment taxes required to be withheld by the Company by reason of such exercise, and (b) the Company to deliver the certificates for the purchased Shares directly to such brokerage firm in order to complete the sale. The permitted method or methods of payment of the amounts payable upon exercise of an Option, if other than in cash, shall be set forth in the applicable agreement and may be subject to such conditions as the Committee deems appropriate. If the Option exercise price may be paid in Shares as provided above, Shares delivered by the Optionee may be shares which were received by the Optionee upon exercise of one or more previously exercised Options, but only if such Shares have been held by the Optionee for at least six months, or such other period of time as is required, in the opinion of the Independent Auditor, to avoid adverse financial accounting results.

7.4 Withholding. Each Agreement shall require that an Optionee pay to the Company, at the time of exercise of a Nonqualified Option, such amount as the Company deems necessary to satisfy the Company’s obligation to withhold federal or state income or other taxes incurred by reason of the exercise or the transfer of Shares thereupon. An Optionee may satisfy such withholding requirements by having the Company withhold from the number of Shares otherwise issuable upon exercise of the Option that number of shares having an aggregate Fair Market Value on the date of exercise equal to the minimum amount required by law to be withheld, or such other amount that may not be exceeded, in the opinion of the Independent Auditor, to avoid adverse financial accounting results.

7.5 Compliance as an SEC Registrant. So long as is required, in the opinion of the Company’s general counsel, to avoid adverse tax, legal, or accounting consequences to the Company, no Executive Officer may exercise an Option through the tendering, by either actual delivery or by attestation, of whole Shares unless the Committee specifically authorized such a transaction in the applicable Agreement.

ARTICLE VIII

GRANTS OF RESTRICTED STOCK AND RESTRICTED STOCK UNITS

8.1 Form of Awards. A Stock Award shall be transacted as either (i) the transfer of legal ownership of one or more Shares to an Eligible Individual, or (ii) the grant of a right to receive Shares, or an equivalent cash value, at some point in the future. Except in the case of unusual and extenuating circumstances, as determined by the Committee in its sole discretion, both forms of Stock Awards will be subject to vesting and nontransferability restrictions (in such case, “Restricted Stock” and “Restricted Stock Units”) that will lapse upon the achievement of one or more goals relating to the completion of service by the Participant, or the achievement of performance or other objectives, as determined by the Committee at the time of grant.

8.2 Vesting. Restricted Stock Awards and Restricted Stock Unit Awards shall be subject to the right of the Company to require forfeiture of such Shares or rights by the Participant in the event that conditions specified by the Committee in the applicable Agreement are not satisfied prior to the end of the applicable vesting period established by the Committee for such Awards. Conditions for repurchase (or forfeiture) may be based on continuing employment or service or achievement of pre-established performance or other goals and objectives.

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8.3 Non-transferability of Stock Awards. Shares represented by Stock Awards may not be sold, assigned, transferred, pledged or otherwise encumbered, except as permitted by the Committee, until becoming Vested. Shares of Stock Awards shall be evidenced in such manner as the Committee may determine. Any certificates issued in respect of shares of Stock Awards shall be registered in the name of the Participant and, unless otherwise determined by the Committee, deposited by the Participant, together with a stock power endorsed in blank, with the Company (or its designee). Upon becoming Vested, the Company (or such designee) shall deliver such certificates to the Participant or, if the Participant has died, to the Participant’s Beneficiary. Each certificate evidencing stock subject to Stock Awards shall bear an appropriate legend referring to the terms, conditions and restrictions applicable to such Award. Any attempt to dispose of stock in contravention of such terms, conditions and restrictions shall be ineffective. During the restriction period, the Participant shall have all the rights of a shareholder for all such Shares, including the right to vote and the right to receive dividends thereon as paid.

8.4 Tax Withholding. To the extent that the Company is required to withhold any Federal, state or local taxes in respect of any compensation income realized by the Participant in respect of Shares acquired pursuant to an Award, or in respect of any such Shares of Stock becoming Vested, then the Company shall deduct from any payments of any kind otherwise due to such Participant the aggregate amount of such Federal, state or local taxes required to be so withheld. If no such payments are due or to become due to such Participant, or if such payments are insufficient to satisfy such Federal, state or local taxes, then such Participant will be required to pay to the Company, or make other arrangements satisfactory to the Company regarding payment to the Company of, the aggregate amount of any such taxes. All matters with respect to the total amount of taxes to be withheld in respect of any such compensation income shall be determined by the Committee, in its sole discretion.

8.5 Dividends and Dividend Equivalents. A Stock Award may provide the Participant with the right to receive dividend payments or dividend equivalent payments with respect to Stock subject to the Award (both before and after the Stock subject to the Award is earned, Vested, or acquired), which payments may be either made currently or credited to an account for the Participant, and may be settled in cash or Stock, as determined by the Committee. Any such settlements, and any such crediting of dividends or dividend equivalents or reinvestment in Stock, may be subject to such conditions, restrictions and contingencies as the Committee shall establish, including the reinvestment of such credited amounts in Stock equivalents.

8.6 Compliance as an SEC Registrant. During any period in which (i) Section 162(m) of the Code imposes restrictions on the amount and form of compensation that may be paid to Participants in order to claim a tax deduction for such compensation, and (ii) the Committee, in its sole discretion, determines that this Plan should be administered in such a manner so as to avoid the disallowance of any portion of such tax deduction, Stock Awards granted to affected Participants shall comply with such restrictions, which as of the Effective Date apply only to Named Executive Officers, as are contained in Section 162(m) of the Code and include the following:

8.6.a. The Committee shall specify one or more performance criteria upon the relative achievement of which each Stock Award will vest (the “Performance Factor(s)”). Performance Factors may include any or all of the following: before or after-tax net income; book value per share; stock price; return on shareholder’s equity; relative performance versus peers; expense management; return on investment; improvements in capital structure; profitability of an identifiable business unit or product; profit margins; budget comparisons; total return to shareholders; revenue; or any increase or decrease of one or more of the foregoing over a specified period. Such performance factors may relate to the performance of the Company, a business unit, product line, territory, or any combination thereof and may include other objective measures determined by the Committee to contribute significantly to shareholder value creation.

8.6.b. Stock Awards granted to Executive Officers shall become vested only if and to the extent the Performance Factors with respect to such Awards are attained. The Committee may structure the terms of a Performance Factor so as to permit the reduction or elimination of any Stock Award under the Plan, but in no event may the Committee increase the amount or vesting of a Stock Award.

8.6.c. The Performance Factors applicable to any Stock Award granted to an Executive Officer shall be specified coincident with the grant of the Stock Award, and in no event later than ninety days after the commencement of any fiscal year in respect of which the relative achievement of the Performance Factor is to be measured.

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ARTICLE IX

EVENTS AFFECTING PLAN RESERVE OR PLAN AWARDS

9.1 Capital Adjustments.

9.1.a. If the Company subdivides its outstanding Shares into a greater number of Shares (including, without limitation, by stock dividend or stock split) or combines its outstanding shares of Stock into a smaller number of shares (by reverse stock split, reclassification or otherwise), or the Committee determines that any stock dividend, extraordinary cash dividend, reclassification, recapitalization, reorganization, split-up, spin-off, combination, exchange of shares, warrants or rights offering to purchase Shares, or other similar corporate event (including mergers or consolidations) affects the Stock such that an adjustment is required in order to preserve the benefits or potential benefits intended to be made available under this Plan, then the Committee shall, in such manner as it may deem equitable and appropriate, make such adjustments to any or all of (i) the number of Shares reserved for the Plan, (ii) the number of Shares subject to outstanding Options and Stock Awards, (iii) the Exercise Price with respect to outstanding Options, and any other adjustment that the Committee determines to be equitable; provided, however, that the number of Shares subject to any Option shall always be a whole number. The Committee may provide for a cash payment to any Participant of a Plan Award in connection with any adjustment made pursuant to this Section 9.1. Any such adjustment to an Option shall be final and binding upon all Participants, the Company, their representatives, and all other interested persons.

9.1.b. In the event of a transaction involving (i) a merger or consolidation in which the Company is not the surviving company or (ii) the sale or disposition of all or substantially all of the Company’s assets, provision shall be made in connection with such transaction for the assumption of Options theretofore granted under the Plan, or the substitution for such Options of new options of the successor corporation, with appropriate adjustment as to the number and kind of Shares and the purchase price for Shares thereunder, or, in the discretion of the Committee, the Plan and the Options issued hereunder shall terminate on the effective date of such transaction if appropriate provision is made for payment to the Participant of an amount in cash equal to the Fair Market Value of a Share multiplied by the number of Shares subject to the Options (to the extent such Options have not been exercised) less the exercise price for such Options (to the extent such Options have not been exercised).

9.2 Death, Disability or Retirement of a Participant. Except as otherwise provided by the Committee, if a Participant ceases to be an Employee by reason of his death, Disability or Retirement, then notwithstanding any contrary waiting period, installment period or vesting schedule in any Agreement or in the Plan, each outstanding Award granted to or Share purchased by such Participant shall immediately become Vested and, if an Option, exercisable in full in respect of the aggregate number of shares covered thereby. Each Option may thereafter be exercised by the Participant or by the Participant’s estate, as the case may be, for a period of twelve months from the date of death or Termination of Service due to Disability or Retirement, as applicable. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 9.2.

9.3 Termination of Service By Company. Except as otherwise provided by the Committee, if a Participant’s employment or service to the Company or any of its Affiliates is terminated for reasons other than those set forth in Sections 9.2 and 9.4, all Options held by the Participant that were not Vested immediately prior to such termination shall become null and void at the time of the termination. Any Options that were exercisable immediately prior to the termination will continue to be exercisable for a period of three months, and shall thereupon terminate. In no event, however, shall an Option remain exercisable beyond the latest date on which it could have been exercised without regard to this Section 9.3. In addition, all rights to Shares or Restricted Stock Units as to which there remain unlapsed restrictions as of the date of such Termination of Service shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the Participant nor any successors, heirs, assigns or personal representatives of such Participant shall thereafter have any further rights or interest in such Shares.

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9.4 Termination by Company for Cause; Voluntary Termination by a Participant. Except as otherwise provided by the Committee, if a Participant’s employment or service relationship with the Company or any of its Affiliates shall be terminated by the Company or such Affiliate for Cause or voluntarily by the Participant, then (i) any Options held by such Participant, whether or not then Vested, shall immediately terminate and (ii) all rights to Shares or Restricted Stock Units as to which there remain unlapsed restrictions as of the date of such Termination of Service shall be forfeited by such participant to the Company without payment or any consideration by the Company, and neither the Participant nor any successors, heirs, assigns or personal representatives of such Participant shall thereafter have any further rights or interest in such Shares. For these purposes, Cause shall have the meaning ascribed thereto in any employment agreement to which such Participant is a party or, in the absence thereof, shall mean (A) a felony conviction of the Optionee, (B) the commission by the Optionee of an act of fraud or embezzlement against the Company, (C) the Optionee’s willful misconduct or gross negligence materially detrimental to the Company, (D) the Optionee’s wrongful dissemination or use of confidential or proprietary information, or (E) the intentional and habitual neglect by the Optionee of his duties to the Company.

9.5 Leave of Absence. The Committee may determine whether any given leave of absence constitutes a Termination of Service and, if it does not, whether the time spent on the leave will or will not be counted as vesting credit; provided, however, that for purposes of the Plan (i) a leave of absence, duly authorized in writing by the Company, if the period of such leave does not exceed 90 days, and (ii) a leave of absence in excess of 90 days, duly authorized in writing by the Company, provided (a) the Employee’s right to reemployment is guaranteed either by statute or contract, or (b) for the purpose of military service, shall not be deemed a Termination of Service.

9.6 Change-In-Control. In the event of a Change-In-Control, each outstanding Award or Share purchased pursuant to any Award shall, if not fully vested, become fully vested and, in the case of Options, fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for any or all of those Shares. For the purposes of this Section 9.6, a Change-In-Control shall mean the first to occur of:

(i) the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of “beneficial ownership” (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either the then outstanding Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following transactions shall not constitute a Change-in-Control: (A) an acquisition by the Company, (B) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) an acquisition by an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of Stock, or (D) an acquisition by an entity pursuant to a Business Combination (as defined in subsection (iii) of this Section 9.6) that satisfies clauses (A), (B) and (C) of such subsection;

(ii) the following individuals cease for any reason to constitute a majority of the Company’s Directors then serving: individuals who as of the date hereof constitute the Board (the “Initial Directors”) and any new Director (a “New Director”) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the Directors then in office who either are Initial Directors or New Directors; provided, however, that a Director whose initial assumption of office is in connection with an actual or threatened election contest (including but not limited to a consent solicitation) relating to the election of Directors of the Company shall not be considered a New Director;

(iii) a reorganization, merger or consolidation or a sale or disposition of all or substantially all of the Company’s assets (a “Business Combination”), other than a Business Combination in which (A) the voting securities of the Company outstanding immediately prior thereto and entitled to vote generally in the election of directors continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent outstanding immediately after such Business Combination and entitled to vote generally in the election of directors; (B) no “person” (as hereinabove defined), other than the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company, or an entity resulting from such Business Combination, acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Initial Directors or New Directors at the time of the execution of the initial agreement, or action of the Board, providing for such Business Combination; or

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(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

9.7 Recapture of Option Profit. In the case of an Employee who has been granted an Option and exercised such Option under this Plan, who has terminated employment, and who has engaged in Harmful Conduct, the Committee may, in its sole discretion, require such Employee to pay to the Company his Recent Option Profit. For the purposes of this Section 9.7, “Harmful Conduct” means a breach in any material respect of an agreement to not reveal confidential information regarding the business operations of the Company or any Subsidiary, or to refrain from solicitation of the customers, suppliers or employees of the Company or any Subsidiary. “Recent Option Profit” means an amount equal to the excess of (i) the Fair Market Value of the Stock purchased by such individual through the exercise of Options during the fifteen month period commencing twelve months before the individual’s last day of employment and ending three months after the last day of employment over (ii) the aggregate Exercise Price of such Options.

ARTICLE X

GOVERNMENT REGULATIONS AND REGISTRATION OF SHARES

10.1 General. The Plan, and the grant and exercise of Plan Awards hereunder, and the Company’s obligation to sell and deliver Stock under Options, shall be subject to all applicable Federal and state laws, rules and regulations and to such approvals by any regulatory or governmental agency as may be required.

10.2 Compliance as an SEC Registrant. The obligation of the Company with respect to Plan Awards shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agencies as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, and the rules and regulations of any securities exchange or association on which the Stock may be listed or quoted. For so long as the Stock of the Company is registered under the Exchange Act, the Company shall use its reasonable efforts to comply with any legal requirements (i) to maintain a registration statement in effect under the Securities Act of 1933 with respect to all shares of the applicable series of Stock that may be issued to Participants under the Plan, and (ii) to file in a timely manner all reports required to be filed by it under the Exchange Act.

ARTICLE XI

MISCELLANEOUS PROVISIONS

11.1 Legends. Each certificate evidencing Shares obtained through the Plan shall bear such legends as the Committee deems necessary or appropriate to reflect or refer to any terms, conditions or restrictions applicable to such Shares, including, without limitation, any to the effect that the Shares represented thereby (i) are subject to contractual restrictions regarding disposition, and (ii) may not be disposed of unless the Company has received an opinion of counsel, acceptable to the Company, that such dispositions will not violate any federal or state securities laws.

11.2 Rights of Company. Nothing contained in the Plan or in any Agreement, and no action of the Company or the Committee with respect thereto, shall interfere in any way with the right of the Company or a Subsidiary to terminate the employment of the Participant at any time, with or without Cause. The grant of Awards pursuant to the Plan shall not affect in any way the right or power of the Company to make reclassifications, reorganizations or other changes of or to its capital or business structure or to merge, consolidate, liquidate, sell or otherwise dispose of all or any part of its business or assets.

11.3 Designation of Beneficiaries. Each Participant who shall be granted a Plan Award may designate a Beneficiary or Beneficiaries and may change such designation from time to time by filing a written designation of Beneficiary or Beneficiaries with the Committee on a form to be prescribed by it, provided that no such designation shall be effective unless so filed prior to the death of such person.

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11.4 Compliance with Other Laws and Regulations. Notwithstanding anything contained herein to the contrary, the Company shall not be required to sell or issue Shares if the issuance thereof would constitute a violation by the Company of any provisions of any law or regulation of any governmental authority or any national securities exchange or other forum in which Shares are traded (including without limitation Section 16 of the Exchange Act); and, as a condition of any sale or issuance of Shares, the Committee may require such agreements or undertakings, if any, as the Committee may deem necessary or advisable to assure compliance with any such law or regulation. The Plan, the grant of Plan Awards and exercise of Options hereunder, and the obligation of the Company to sell and deliver shares of Common Stock, shall be subject to all applicable federal and state laws, rules and regulations and to such approvals by any government or regulatory agency as may be required. To the extent the Plan provides for issuance of stock certificates to reflect the issuance of shares of Stock, the issuance may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the applicable rules of any stock exchange.

11.5 Payroll Tax Withholding. The Company’s obligation to deliver Shares under the Plan shall be subject to applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due upon the exercise of any Option may, in the discretion of the Committee, be paid in Shares already owned by the Optionee or through the withholding of shares otherwise issuable to such Optionee, upon such terms and conditions as the Committee shall determine which shares shall have an aggregate Fair Market Value equal to the required minimum withholding payment. If the Optionee shall fail to pay, or make arrangements satisfactory to the Committee for the payment to the Company of all such Federal, state and local taxes required to be withheld by the Company, then the Company shall, to the extent permitted by law, have the right to deduct from any payment of any kind otherwise due to such Optionee an amount equal to federal, state or local taxes of any kind required to be withheld by the Company.

11.6 Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board nor the submission of the Plan to the shareholders of the Company for approval shall be construed as creating any limitations on the power of the Board to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

11.7 Exclusion from Benefit Computation. By acceptance of a Plan Award, unless otherwise provided in the applicable Agreement, each Participant shall be deemed to have agreed that such Plan Award is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any health and welfare, pension, retirement or other employee benefit plan, program or policy of the Company or any Subsidiary. In addition, each beneficiary of a deceased Participant shall be deemed to have agreed that such Plan Award will not affect the amount of any life insurance coverage, if any, provided by the Company on the life of the Participant which is payable to such beneficiary under any life insurance plan covering employees of the Company or any Subsidiary.

11.8 Governing Law. The Plan shall be governed by, and construed in accordance with, the laws of the State of New York.

11.9 Use of Proceeds. Proceeds from the sale of Shares pursuant to Options granted under this Plan shall constitute general funds of the Company.

11.10 No Rights to Continued Employment. The Plan does not constitute a contract of employment, and selection as a Participant will not give any participating Employee or other Eligible Individual the right to be retained in the employ of the Company or any Affiliate, or the right to continue to provide services to the Company or any Affiliate, nor any right or claim to any benefit under the Plan, unless such right or claim has specifically accrued under the terms of the Plan.

11.11 Form and Time of Elections. Unless otherwise specified herein, each election required or permitted to be made by any Participant or other person entitled to benefits under the Plan, and any permitted modification, or revocation thereof, shall be in writing filed with the Committee at such times, in such form, and subject to such restrictions and limitations, not inconsistent with the terms of the Plan, as the Committee shall require.

11.12 Gender and Number. Where the context permits, words in any gender shall include the other gender, words in the singular shall include the plural, and the plural shall include the singular.

11.13 Unfunded Status. Neither a Participant nor any other person shall, by reason or participation in the Plan, acquire any right in or title to any assets, funds or property of the Company or any Affiliate whatsoever, including, without limitation, any specific funds, assets, or other property which the Company or any Affiliate, in its sole discretion may set aside in anticipation of a liability under the Plan. A Participant shall have only a contractual right to the Stock or amounts, if any, payable under the Plan, unsecured by any assets of the Company or any Affiliate, and nothing contained in the Plan shall constitute a guarantee that the assets of the Company or any Affiliate shall be sufficient to pay any benefits to any person.

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11.14 Successors and Assigns. The Plan shall be binding on all successors and permitted assigns of a Participant, including without limitation, the estate of such participant and the executor, administrator or trustee of such estate.

ARTICLE XII

TERMINATION AND AMENDMENT

12.1 General. The Board or the Committee may at any time prior to the tenth anniversary of the Effective Date terminate the Plan, and may, from time to time, suspend or discontinue the Plan or modify or amend the Plan in such respects as it shall deem advisable; except that no such modification or amendment shall be effective prior to approval by the Company’s shareholders to the extent such approval is required by applicable legal requirements.

12.2 Shareholder Approval. The Plan shall be subject to approval by the shareholders of the Company within twelve (12) months before or after the date the Plan is adopted. Further, all Awards granted prior to the date of such approval shall be made subject to such approval occurring. Such shareholder approval shall be obtained in the degree and manner required under applicable state and Federal law and the rules of any stock exchange upon which the Stock may be listed during such period of time.

12.3 Modification. No termination, modification or amendment of the Plan may, without the consent of the person to whom any Plan Award shall theretofore have been granted, adversely affect the rights of such person with respect to such Plan Award. No modification, extension, renewal or other change in any Option granted under the Plan shall be made after the grant of such Option, unless the same is consistent with the provisions of the Plan. With the consent of the Participant and subject to the terms and conditions of the Plan, the Committee may amend outstanding Agreements with any Participant, including, without limitation, any amendment which would (i) accelerate the time or times at which the Option may be exercised or any other Award would become Vested and/or (ii) extend the scheduled expiration date of the Option.

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EXHIBIT “C”

MISONIX, INC.

2012 NON-EMPLOYEE DIRECTOR STOCK OPTION PLAN

1.	GENERAL

1.1	Purpose of the Plan

The purpose of the MISONIX, INC. 2012 Non-Employee Director Stock Option Plan (the “Plan”) is to enable MISONIX, INC. (the “Company”) to attract and retain persons of exceptional ability to serve as directors of the Company and to align the interests of directors and shareholders in enhancing the value of the Company’s common stock, par value $.01 per share (the “Common Stock”)

1.2	Administration of the Plan

The Plan shall be administered by the Board of Directors (the “Board”) which shall have full and final authority in its discretion to interpret, administer and amend the provisions of the Plan; to adopt rules and regulations for carrying out the Plan; to decide all questions of fact arising in the application of the Plan; and to make all other determinations necessary or advisable for the administration of the Plan.

1.3	Eligible Participants

Commencing October 17, 2012 each member of the Board who is not an employee of the Company or any of its subsidiaries shall be a participant (a “Participant”) in the Plan.

1.4	Grants Under the Plan

Grants under the Plan shall be in the form of stock options as described in Section II (an “Option” or “Options”)

1.5	Shares

The aggregate number of shares of Common Stock, including shares reserved for issuance pursuant to the exercise of Options, which may be issued under the terms of the Plan may not exceed 200,000 shares and hereby are reserved for such purpose. Whenever any outstanding grant or portion thereof expires, is canceled or forfeited or is otherwise terminated for any reason without having been exercised, the Common Stock allocable to the expired, canceled, forfeited or otherwise terminated portion of the grant may again be the subject of further grants hereunder.

Notwithstanding the foregoing, the number of shares of Common Stock available for grants at any time under the Plan shall be reduced to such lesser amount as may be required pursuant to the methods of calculation necessary so that the exemptions provided pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) will continue to be available for transactions involving all current and future grants. In addition, during the period that any grants remain outstanding under the Plan, the Committee may make good faith adjustments with respect to the number of shares of Common Stock attributable to such grants for purposes of calculating the maximum number of shares of Common Stock available for the granting of future grants under the Plan, provided that following such adjustments the exemptions provided pursuant to Rule 16b-3 under the Exchange Act will continue to be available for transactions involving all current and future grants.

1.6	Definitions

The following definitions shall apply to the Plan:

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(a)	“Disability” shall have the meaning provided in the Company’s applicable disability plan or, in the absence of such a definition, when a Participant becomes totally disabled (as determined by a physician mutually acceptable to the Participant and the Company) before termination of his or her service on the Board if such total disability continues for more than three (3) months.

(b)	“Fair Market Value” of the Common Stock on any day shall be (a) if the principal market for the Common Stock is a national securities exchange, the average between the high and low sales prices of the Common Stock on such day as reported by such exchange or on a consolidated tape reflecting transactions on such exchange, (b) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is quoted on the National Association of Securities Dealers Automated Quotations System (“NASDAQ”), and (i) if actual sales price information is available with respect to the Common Stock, the average between the high and low sales prices of the Common Stock on such day on NASDAQ, or (ii) if such information is not available, the average between the highest bid and the lowest asked prices for the Common Stock on such day on NASDAQ, or (c) if the principal market for the Common Stock is not a national securities exchange and the Common Stock is not quoted on NASDAQ, the average between the highest bid and lowest asked prices for the Common Stock on such day as reported on the NASDAQ OTC Bulletin Board Service or by National Quotation Bureau, Incorporated or a comparable service; provided that if clauses (a), (b) and (c) of this Paragraph are all inapplicable, or if no trades have been made or no quotes are available for such day, the fair market value of the Common Stock shall be determined by the Board by any method consistent with applicable regulations adopted by the Treasury Department relating to stock options. The determination of the Board shall be conclusive in determining the fair market value of the Common Stock.

2.	OPTIONS

2.1	Terms and Conditions of Options

Each Participant shall be granted such number of Options as determined from time to time during the term of the Plan by the Board.

2.2	Nonqualified Stock Options

The terms of the Options shall, at the time of grant, provide that the Options will not be treated as incentive stock options within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the “Code”).

2.3	Option Price

The Option price per Share shall be determined by the Board of Directors but shall not be less than the Fair Market Value of the Common Stock on the date the Option is granted.

2.4	Term and Exercise of Options

(a) The term of an Option shall not exceed ten (10) years from the date of grant. Except as provided in this Section 2.4, after a Participant ceases to serve as a director of the Company for any reason, including, without limitation, retirement, or any other voluntary or involuntary termination of a Participant’s service as a director (a “Termination”), the unexercisable portion of an Option shall immediately terminate and be null and void, and the unexercised portion of any outstanding Options held by such Participant shall terminate and be null and void for all purposes after three (3) months have elapsed from the date of the Termination unless extended by the Board, in its sole discretion, within thirty (30) days from the date of the Termination. Upon a Termination as a result of death or Disability, any outstanding Options may be exercised by the Participant or the Participant’s legal representative within twelve (12) months after such death or Disability; provided, however, that in no event shall the period extend beyond the expiration of the Option term.

(b) Options shall become exercisable in whole or in part as determined by the Board at the time of grant. In no event, however, shall an Option be exercised after the expiration of ten (10) years from the date of grant.

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(c) A Participant, by written notice to the Company, may designate one or more persons (and from time to time change such designation) including his legal representative, who, by reason of his death, shall acquire the right to exercise all or a portion of the Option. If no designation is made before the death of the Participant, the Participant’s Option may be exercised by the personal representative of the Participant’s estate or by a person who acquired the right to exercise such option by will or the laws of descent and distribution. If the person with exercise rights desires to exercise any portion of the Option, such person must do so in accordance with the terms and conditions of this Plan.

2.5	Change-In-Control

In the event of a Change-In-Control, each outstanding Option shall, if not fully vested, become fully vested and fully exercisable with respect to the total number of shares of Common Stock at the time subject to such Option and may be exercised for any or all of those shares of Common Stock. For the purposes of this Section 2.5, a Change-In-Control shall mean the first to occur of:

(i) the acquisition by any “person” (as such term is used in Sections 13(d) and 14(d) of the Exchange Act) of “beneficial ownership” (within the meaning of Rule 13d-3 of the Exchange Act), directly or indirectly, of securities of the Company representing fifty percent (50%) or more of either the then outstanding shares of Common Stock or the combined voting power of the Company’s then outstanding voting securities entitled to vote generally in the election of directors; provided, however, that for purposes of this subsection (i), the following transactions shall not constitute a Change-in-Control: (A) an acquisition by the Company, (B) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (C) an acquisition by an entity owned, directly or indirectly, by the shareholders of the Company in substantially the same proportions as their ownership of shares of Common Stock, or (D) an acquisition by an entity pursuant to a Business Combination (as defined in subsection (iii) of this Section 2.5) that satisfies clauses (A), (B) and (C) of such subsection;

(ii) the following individuals cease for any reason to constitute a majority of the Company’s Directors then serving: individuals who as of the date hereof constitute the Board (the “Initial Directors”) and any new Director (a “New Director”) whose appointment or election by the Board or nomination for election by the Company’s shareholders was approved or recommended by a vote of at least two-thirds of the Directors then in office who either are Initial Directors or New Directors; provided, however, that a Director whose initial assumption of office is in connection with an actual or threatened election contest (including but not limited to a consent solicitation) relating to the election of Directors of the Company shall not be considered a New Director;

(iii) a reorganization, merger or consolidation or a sale or disposition of all or substantially all of the Company’s assets (a “Business Combination”), other than a Business Combination in which (A) the voting securities of the Company outstanding immediately prior thereto and entitled to vote generally in the election of directors continue to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or parent outstanding immediately after such Business Combination and entitled to vote generally in the election of directors; (B) no “person” (as hereinabove defined), other than the Company, an employee benefit plan (or related trust) sponsored or maintained by the Company, or an entity resulting from such Business Combination, acquires more than fifty percent (50%) of the combined voting power of the Company’s then outstanding securities entitled to vote generally in the election of directors, and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were Initial Directors or New Directors at the time of the execution of the initial agreement, or action of the Board, providing for such Business Combination; or

(iv) the shareholders of the Company approve a plan of complete liquidation or dissolution of the Company.

2.6	Notice of Exercise

When exercisable pursuant to the terms of the Plan and the governing stock option agreement, an Option shall be exercised by the Participant as to all or part of the shares subject to the Option by delivering written notice of exercise to the Company at its principal business office or such other office as the Company may from time to time direct, (a) specifying the number of shares to be purchased, (b) accompanied by cash or a certified check payable to the Company in an amount equal to the full exercise price of the number of shares being exercised or with previously acquired shares of Common Stock having an aggregate Fair Market Value, on the date of exercise, equal to the aggregate exercise price of all Options being exercised (provided that such shares were not acquired less than six (6) months prior to such exercise date) or with any combination of cash, certified check or shares of Common Stock, and (c) containing such further provisions consistent with the provisions of the Plan as the Company may from time to time prescribe. No Option may be exercised after the expiration of the term specified in Section 2.4 hereof.

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2.7	Limitation of Exercise Periods

The Board may limit the time periods within which an Option may be exercised if a limitation on exercise is deemed necessary in order to effect compliance with applicable law.

3.	GENERAL PROVISIONS

3.1	General Restrictions

Each grant under the Plan shall be subject to the requirement that if the Board shall determine, at any time, that (a) the listing, registration or qualification of the shares of Common Stock subject or related thereto upon any securities exchange or under any state or federal law, or (b) the consent or approval of any government regulatory body, or (c) an agreement by the Participant with respect to the disposition of shares of Common Stock, is necessary or desirable as a condition of, or in connection with, the granting or the issuance or purchase of shares of Common Stock thereunder, such grant may not be consummated in whole or in part unless such listing, registration, qualification, consent, approval or agreement shall have been effected or obtained free of any conditions not acceptable to the Board.

3.2	Adjustments For Changes In Capitalization

Notwithstanding any other provisions of the Plan, in the event of any change in the outstanding Common Stock by reason of a stock dividend, recapitalization, merger or consolidation in which the Company is the surviving corporation, split-up, combination or exchange of shares or the like, the aggregate number and kind of shares subject to the Plan, the aggregate number and kind of shares subject to each outstanding option and the exercise price thereof shall be appropriately adjusted by the Board, whose determination shall be conclusive.

In the event of (a) the liquidation or dissolution of the Company, (b) a merger or consolidation in which the Company is not the surviving corporation, or (c) any other capital reorganization in which more than 50% of the shares of Common Stock of the Company entitled to vote are exchanged, any outstanding options shall then remain exercisable within the period of thirty (30) days commencing upon the date of the action of the shareholders (or the Board of Directors if shareholders’ action is not required) is taken to approve the transaction and upon the expiration of that period all options and all rights thereto shall automatically terminate, unless other provision is made therefor in the transaction.

3.3	Amendments

Without further approval of the shareholders, the Board may discontinue the Plan at any time and may amend it from time to time in such respect as the Board may deem advisable, unless shareholder or regulatory approval is required by law or regulation, and subject to any conditions established by the terms of such amendment; provided, however, that the Plan may not be amended more than once every six (6) months other than to comport with changes in the Code, the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or the rules thereunder.

3.4	Modification, Substitution or Cancellation of Grants

No rights or obligations under any outstanding Option may be altered or impaired without the Participant’s consent. Any grant under the Plan may be canceled at any time with the consent of the Participant, and a new grant may be provided to such Participant in lieu thereof.

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3.5	Shares Subject To the Plan

Shares distributed pursuant to the Plan shall be made available from authorized but unissued shares or from shares purchased or otherwise acquired by the Company for use in the Plan, as shall be determined from time to time by the Board.

3.6	Rights of a Shareholder

Participants under the Plan, unless otherwise provided by the Plan, shall have no rights as shareholders by reason thereof unless and until certificates for shares of Common Stock are issued to them; provided, however, that until such stock certificate is issued, any Option holder using previously acquired shares of Common Stock in payment of an Option exercise price shall continue to have the rights of a shareholder with respect to such previously acquired shares.

3.7	Withholding

If a Participant is to experience a taxable event in connection with the receipt of shares of Common Stock pursuant to an Option exercise, the Participant shall pay the amount equal to the federal, state and local income taxes and other amounts as may be required by law to be withheld to the Company prior to the issuance of such shares of Common Stock.

3.8	Non-assignability

Except as expressly provided in the Plan, no grant shall be transferable except by will, the laws of descent and distribution or a qualified domestic relations order (“QDRO”) as defined by the Code or Title I of ERISA, or the rules thereunder. During the lifetime of the Participant, except as expressly provided in the Plan, grants under the Plan shall be exercisable only by such Participant or by the guardian or legal representative of such Participant or pursuant to a QDRO.

3.9	Nonuniform Determinations

Determinations by the Board under the Plan (including, without limitation, determinations of the persons to receive grants, the form, amount and timing of such grants, and the terms and provisions of such grants and the agreements evidencing the same) need not be uniform and may be made by it selectively among persons who receive, or are eligible to receive, awards under the Plan, whether or not such persons are similarly situated.

3.10	Effective Date; Duration

The Plan shall be subject to approval by the holders of a majority of the Company’s stock outstanding and entitled to vote thereon at the next meeting of its shareholders. No Options granted hereunder may be exercised prior to such approval, provided that the date of grant of any Options granted hereunder shall be determined as if the Plan had not been subject to such approval. Notwithstanding the foregoing, if the Plan is not approved by a vote of the shareholders of the Company on or before October 15, 2012, the Plan and any Options granted hereunder shall terminate.

3.11	Governing Law

The Plan and all actions taken thereunder shall be governed by and construed in accordance with the laws of the State of New York.

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PROXY

MISONIX, INC.

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoints Michael A. McManus, Jr. and Richard Zaremba, as Proxies, each with the power to appoint a substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of common stock, par value $.01 per share, held of record by the undersigned on October 22, 2012 at the Annual Meeting of Shareholders to be held on December 4, 2012 or any adjournment thereof (the “Meeting”) of MISONIX, INC. (the “Company”).

PLEASE MARK, SIGN, DATE AND RETURN

THE PROXY CARD PROMPTLY IN THE ENVELOPE PROVIDED

1. Election of Directors:
NOMINEES:
(01) Michael A. McManus, Jr., (02) Howard Alliger, (03) T. Guy Minetti, (04) Thomas F. O’Neill, (05) John W. Gildea, (06) Charles Miner, III MD

FOR all Nominees listed (except		WITHHOLD AUTHORITY	(Instruction: To withhold authority to vote for
as marked to the contrary)		to vote for all Nominees listed	one or more individual nominees write the
nominee’s name(s) in the line provided below.)

	☐	☐

2.	Approval of the 2012 Employee Equity Incentive Plan.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

3.	Approval of the 2012 Non-Employee Director Stock Option Plan.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

4.	Ratification of the selection of Grant Thornton LLP as independent registered public accounting firm.

	FOR	AGAINST	ABSTAIN
	☐	☐	☐

In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the Meeting. This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned shareholder. If no direction is made, the Proxy will be voted FOR the election of all Directors, Proposal 2, Proposal 3 and Proposal 4.

Please sign exactly as name appears hereon.

(Signature)

, 2012
Date	(Signature)

When shares are held by joint tenants, both should sign. When signing as attorney, as executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person. Please note any change in your address alongside the address as it appears in the Proxy.

PLEASE MARK IN BLUE OR BLACK INK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held December 4, 2012. This Proxy Statement and our 2012 Annual Report on Form 10-K are available at http://www.cstproxy.com/misonix/2012